Exhibit 4.6

EXECUTION COPY

CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
VAN DYKE SUPPLY COMPANY, INC.
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
CABELA’S TROPHY PROPERTIES, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL TX, L.P.
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC

$215,000,000

5.99% Senior Notes, Series 2006-A, due February 27, 2016

______________

NOTE PURCHASE AGREEMENT

_____________

Dated February 27, 2006

TABLE OF CONTENTS

(Not a part of the Agreement)

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SCHEDULE A	—	Information Relating to Purchasers

SCHEDULE B	—	Defined Terms

SCHEDULE 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Debt

EXHIBIT 1	—	Form of 5.99% Senior Note, Series 2006-A, due February 27, 2016

EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel for the Obligors

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

EXHIBIT 9.8(d)	—	Form of Joinder Agreement

Exhibit S	—	Form of Supplement to Note Purchase Agreement

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CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
VAN DYKE SUPPLY COMPANY, INC.
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
CABELA’S TROPHY PROPERTIES, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL TX, L.P.
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC

ONE CABELA DRIVE
SIDNEY, NEBRASKA 64160

$215,000,000 5.99% Senior Notes, Series 2006-A, due February 27, 2016

Dated as of
February 27, 2006

TO EACH OF THE PURCHASERS LISTED IN
  THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

     CABELA’S INCORPORATED, a Delaware corporation (the “Company”), CABELA’S CATALOG, INC., a Nebraska corporation (“Catalog”), CABELA’S RETAIL, INC., a Nebraska corporation (“Retail”), CABELA’S OUTDOOR ADVENTURES, INC., a Nebraska corporation (“Adventures”), CABELAS.COM, INC., a Nebraska corporation (“Cabelas.com”), CABELA’S WHOLESALE, INC., a Nebraska corporation (“Wholesale”), CABELA’S VENTURES, INC., a Nebraska corporation (“Ventures”), Wild Wings, LLC, a Minnesota limited liability company (“Wild Wings”), Cabela’s Lodging, LLC, a Nebraska limited liability company (“Lodging”), VAN DYKE SUPPLY COMPANY, INC., a South Dakota corporation (“Van Dyke”), Cabela’s Marketing and Brand Management, Inc., a Nebraska corporation (“Marketing”), Cabela’s Retail LA, LLC, a Nebraska limited liability company (“Retail LA”), Cabela’s Trophy Properties, LLC, a Nebraska limited liability company (“Trophy”), Original Creations, LLC, a Minnesota limited liability company (“Creations”), Cabela’s Retail TX, L.P., a Nebraska limited partnership (“Retail TX”), Cabela’s Retail GP, LLC, a Nebraska limited liability company (“Retail GP”), Legacy Trading Company, a South Dakota corporation (“Legacy”), CRLP, LLC, a Nebraska limited liability company (“CRLP”), Cabela’s Retail MO, LLC, a Nebraska limited liability company (“Retail MO” and, together with the Company, Catalog, Retail, Adventures, Cabelas.com, Wholesale, Ventures, Wild Wings, Lodging, Van Dyke, Marketing, Retail LA, Trophy, Creations, Retail TX, Retail GP, Legacy and CRLP are, individually, referred to as an “Obligor” and, collectively, as the “Obligors”) jointly and severally agree with you as follows:

Cabela’s Incorporated, et al.	Note Purchase Agreement

SECTION 1. AUTHORIZATION OF NOTES.

     The Obligors will authorize the issue and sale of $215,000,000 aggregate principal amount of their 5.99% Senior Notes, Series 2006-A, due February 27, 2016 (the “Series 2006-A Notes”). The Series 2006-A Notes, together with each series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 2.2, are collectively referred to as the “Notes” (such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Series 2006-A Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Obligors. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF NOTES.

     Section 2.1. Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to you and you will purchase from the Obligors, at the Closing provided for in Section 3, the Series 2006-A Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Obligors are entering into separate Note Purchase Agreements (the “Other Agreements”) identical with this Agreement with each of the other purchasers named in Schedule A (the “Other Purchasers”), providing for the sale at such Closing to each of the Other Purchasers of the Series 2006-A Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

     Section 2.2. Additional Series of Notes. The Obligors may, from time to time, in their sole discretion, but subject to the terms hereof, issue and sell one or more additional series of their unsecured promissory notes under the provisions of this Agreement pursuant to a supplement (a “Supplement”) substantially in the form of Exhibit S (with such modifications, if any, in the names of the Obligors as may be necessary to properly identify the Obligors at the time of delivery of any such Supplement and the related Additional Notes (defined below)).

Cabela’s Incorporated, et al.	Note Purchase Agreement

Each additional series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions:

     (i) each series of Additional Notes, when so issued, shall be differentiated from all previous series by sequential numerical designation inscribed thereon;

     (ii) Additional Notes of the same series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same series shall vote as a single class and constitute one series;

     (iii) each series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be amended to reflect such additional covenants without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants shall inure to the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding;

     (iv) each series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder;

     (v) the minimum principal amount of any Additional Note originally issued under a Supplement shall be $5,000,000;

     (vi) all Additional Notes shall mature more than one year after the issuance thereof and shall constitute Funded Debt of the Company and shall rank pari passu with all other outstanding Notes; and

     (vii) no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing.

SECTION 3. CLOSING.

     The sale and purchase of the Series 2006-A Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 A.M. Chicago time, at a closing (the “Closing”) on February 27, 2006 or on such other Business Day thereafter on or prior to February 28, 2006 as may be agreed upon by the Obligors and you and the Other Purchasers. At the Closing the Obligors will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $250,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors to account number 149401303867 at US Bank, 233 South 13th Street, Lincoln, Nebraska 68508, ABA No. 104000029, Swift Code: USBKUS441MT, Account Name: Cabela’s Inc. If at the Closing the Obligors shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

Cabela’s Incorporated, et al.	Note Purchase Agreement

SECTION 4. CONDITIONS TO CLOSING.

     Your obligation to purchase and pay for the Series 2006-A Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

     Section 4.1. Representations and Warranties. The representations and warranties of each of the Obligors in this Agreement shall be correct when made and at the time of the Closing.

     Section 4.2. Performance; No Default. Each of the Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. No Obligor nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

     Section 4.3. Compliance Certificates.

     (a) Officer’s Certificate. Each of the Obligors shall have delivered to you an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

     (b) Secretary’s Certificate. Each of the Obligors shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate or limited liability company or limited partnership proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

     Section 4.4. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Koley Jessen, P.C., counsel for the Obligors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to you) and (b) from Chapman and Cutler LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     Section 4.5. Purchase Permitted by Applicable Law, etc. On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

     Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Obligors shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Notes to be purchased by them at the Closing as specified in Schedule A.

     Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the Closing.

     Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

     Section 4.9. Changes in Corporate or Limited Liability Company or Limited Partnership Structure. No Obligor shall have changed its jurisdiction of incorporation or organization or been a party to any merger or consolidation and no Obligor shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, you shall have received written instructions executed by a Responsible Officer of the Company directing the manner of the payment of funds and setting forth (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number, (iii) the account name and number into which the purchase price for the Notes is to be deposited, and (iv) the name and telephone number of the account representative responsible for verifying receipt of such funds.

     Section 4.11. Proceedings and Documents. All corporate or limited liability company or limited partnership and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     Section 4.12. Certain Related Transactions. The Amended and Restated Intercreditor Agreement shall be in full force and effect and shall be satisfactory in form and substance to you.

     Section 4.13. Conditions to Issuance of Additional Notes. The obligations of the Additional Purchasers to purchase any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:

     (a) Compliance Certificate. A duly authorized Senior Financial Officer of each of the Obligors shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer’s Certificate dated the date of issue of such series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether such Obligor is in compliance with the requirements of Section 10 on such date.

     (b) Execution and Delivery of Supplement. Each Obligor and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto.

     (c) Representations of Additional Purchasers. Each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

     Each Obligor, jointly and severally, represents and warrants to you that:

     Section 5.1. Organization; Power and Authority. Each Obligor is a corporation or limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and is duly qualified as a foreign corporation or limited liability company or limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate or limited liability company or limited partnership power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     Section 5.2. Authorization, etc. This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary corporate or limited liability company or limited partnership action on the part of each Obligor, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 5.3. Disclosure. The Company, through its agents, SPP Capital Partners, LLC, and US Bank, N.A., has delivered to you and each Other Purchaser a copy of a Confidential Direct Placement Memorandum, dated December 2005 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since January 1, 2005, there has been no change in the financial condition, operations, business, properties or prospects of the Obligors and their respective Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to any Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum.

     Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of each Obligor’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by each Obligor and each other Subsidiary, (ii) of each Obligor’s Affiliates, other than Subsidiaries, and (iii) of each Obligor’s directors and senior officers.

     (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Obligors and their Subsidiaries have been validly issued, are fully paid and nonassessable and, in all cases, are owned by the Obligors or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

     (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or limited liability company or limited partnership statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

     Section 5.5. Financial Statements. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     Section 5.6. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by each Obligor of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary of any Obligor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, articles of organization or operating agreement, or any other agreement or instrument to which any Obligor or any Subsidiary of any Obligor is bound or by which any Obligor or any Subsidiary of any Obligor or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary of any Obligor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary of any Obligor.

     Section 5.7. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement or the Notes.

     Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits or proceedings pending or, to the knowledge of any Obligor, threatened against or affecting any Obligor or any Subsidiary of any Obligor or any property of any Obligor or any Subsidiary of any Obligor in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (b) No Obligor nor any Subsidiary of any Obligor is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     Section 5.9. Taxes. Each Obligor and each of its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Obligor or such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. No Obligor knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each Obligor and each of its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of each Obligor and each of its Subsidiaries have been determined by the Internal Revenue Service and paid for all tax years up to and including the tax year ended September 29, 2004.

     Section 5.10. Title to Property; Leases. Each Obligor and each of its Subsidiaries have good and sufficient title to their respective properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any Obligor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     Section 5.11. Licenses, Permits, etc. (a) Each Obligor and each of its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

     (b) to the best knowledge of each Obligor, no product of any Obligor infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

     (c) to the best knowledge of each Obligor, there is no Material violation by any Person of any right of any Obligor or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by any Obligor or any of its Subsidiaries.

     Section 5.12. Compliance with ERISA. (a) Each Obligor and each of its ERISA Affiliates has operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. No Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $1,000,000 in the case of any single Plan and by more than $5,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in section 3 of ERISA.

     (c) No Obligor nor any of its ERISA Affiliates has incurred withdrawal liabilities (nor is subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

     (d) The expected post-retirement benefit obligation (determined as of the last day of each Obligor’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of each Obligor and its Subsidiaries is not Material.

     (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by each Obligor in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

     Section 5.13. Private Offering by the Obligors. No Obligor nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 46 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. No Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     Section 5.14. Use of Proceeds; Margin Regulations. The Obligors will apply the proceeds of the sale of the Notes to re-finance existing Senior Debt and for general corporate or limited liability company or limited partnership purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Obligors in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1.00% of the value of the consolidated assets of the Obligors and their Subsidiaries and the Obligors do not have any present intention that margin stock will constitute more than 1.00% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

     Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Obligors and their Subsidiaries as of December 31, 2005 (unless a more recent date is indicated on the schedule), since which date there has been no Material change in the amounts (except for the outstanding amounts owed to the Banks under the Credit Agreement, described in Schedule 5.15), interest rates, sinking funds, installment payments or maturities of the Debt of the Obligors or their Subsidiaries. No Obligor nor any of its Subsidiaries is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of any Obligor or such Subsidiary and no event or condition exists with respect to any Debt of any Obligor or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

     (b) Except as disclosed in Schedule 5.15, no Obligor nor any of its Subsidiaries has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

     Section 5.16. Foreign Assets Control Regulations, etc. Neither the sale of the Notes by the Obligors hereunder nor their use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     Section 5.17. Status under Certain Statutes. No Obligor nor any of its Subsidiaries is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended. No Obligor nor any of its Subsidiaries is a person or entity described by (i) Section 1 of the Anti-Terrorism Order or (ii) the Department of Treasury Rule, and no Obligor nor any of its subsidiaries is in violation of Executive Order 13224.

     Section 5.18. Environmental Matters. No Obligor nor any of its Subsidiaries has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against any Obligor or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

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     (a) no Obligor nor any of its Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

     (b) no Obligor nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

     (c) all buildings on all real properties now owned, leased or operated by any Obligor or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

     Section 5.19. Notes Rank Pari Passu. The obligations of each Obligor under this Agreement and the Notes rank at least pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of such Obligor, including, without limitation, all senior unsecured Debt of such Obligor described in Schedule 5.15 hereto. Each Subsidiary which is a borrower or guarantor under the Credit Agreement as of the date of Closing is an Obligor hereunder.

SECTION 6. REPRESENTATIONS OF THE PURCHASER.

     Section 6.1. Purchase for Investment. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Obligors are not required to register the Notes.

     Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

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     (a) the Source is an “insurance company general account” within the meaning of Department of Labor Prohibited Transaction Exemption (“PTE”) 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

     (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Obligors in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

     (c) the Source constitutes assets of an “investment fund” (within the meaning of Part V of the QPAM Exemption) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in any Obligor and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to such Obligor in writing pursuant to this paragraph (c); or

     (d) the Source is a governmental plan; or

     (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Obligors in writing pursuant to this paragraph (e); or

     (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     If you or any subsequent transferee of the Notes indicates that you or such transferee are relying on any representation contained in paragraph (b), (c) or (e) above, each Obligor shall deliver on the date of Closing and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a “disqualified person” (as defined in section 4975(e)(2) of the Internal Revenue Code of 1986, as amended), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any “affiliate” (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM’s management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan”, “party in interest” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

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SECTION 7. INFORMATION AS TO OBLIGORS.

     Section 7.1. Financial and Business Information. The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

     (a) Quarterly Statements — within 60 days after the end of each quarter in each fiscal year of the Company (other than the last quarter of each such fiscal year), duplicate copies of:

     (i) consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such quarter, and

     (ii) consolidated and consolidating statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such quarter and for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Company as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that if, as of the end of the fiscal period being reported upon, (A) the aggregate assets of the Company and its Restricted Subsidiaries (excluding the investment in, or assets or operations of, any Unrestricted Subsidiaries) constitute not less than 90% of consolidated assets of the Company and all Subsidiaries as of the end of the fiscal period being reported upon and (B) the gross revenues of the Company and its Restricted Subsidiaries (excluding revenues of any Unrestricted Subsidiaries except to the extent actually remitted to the Company or any Restricted Subsidiary) constitute at least 90% of consolidated gross revenues of the Company and its Subsidiaries for the 12 month period ending on the last day of the fiscal period being reported upon, delivery within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

     (b) Annual Statements — within 105 days after the end of each fiscal year of the Company, duplicate copies of:

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     (i) consolidated and consolidating balance sheets of the Company and its Subsidiaries, as at the end of such year, and

     (ii) consolidated and consolidating statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

     (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

     (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that if, as of the end of the fiscal period being reported upon, (A) the aggregate assets of the Company and its Restricted Subsidiaries (excluding the investment in, or assets or operations of, any Unrestricted Subsidiaries) constitute not less than 90% of consolidated assets of the Company and all Subsidiaries as of the end of the fiscal period being reported upon and (B) the gross revenues of the Company and its Restricted Subsidiaries (excluding revenues of any Unrestricted Subsidiaries except to the extent actually remitted to the Company or any Restricted Subsidiary) constitute at least 90% of consolidated gross revenues of the Company and its Subsidiaries for the 12 month period ending on the last day of the fiscal period being reported upon, the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, together with the accountant’s certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

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     (c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by any Obligor or any of its Subsidiaries to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by any Obligor or any of its Subsidiaries with the SEC and of all press releases and other statements made available generally by any Obligor or any of its Subsidiaries to the public concerning developments that are Material;

     (d) Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or proposes to take with respect thereto;

     (e) ERISA Matters — promptly, and in any event within five days after a Responsible Officer of any Obligor becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Obligors or an ERISA Affiliate proposes to take with respect thereto:

     (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

     (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

     (iii) any event, transaction or condition that could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

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     (f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any of its Subsidiaries from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

     (g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any of its Subsidiaries or relating to the ability of any Obligor to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) (as of the last day of March, June and September in each year) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer of the Company setting forth:

     (a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.3 through Section 10.8 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

     (b) Event of Default — a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or propose to take with respect thereto.

     Section 7.3. Inspection. Each Obligor shall permit the representatives of each holder of Notes that is an Institutional Investor:

     (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to such Obligor, to visit the principal executive office of such Obligor, to discuss the affairs, finances and accounts of such Obligor and its Subsidiaries with such Obligor’s officers, and (with the consent of such Obligor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of such Obligor, which consent will not be unreasonably withheld) to visit the other offices and properties of such Obligor and each of its Subsidiaries, all at such reasonable times and as often as may be reasonably requested in writing; and

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     (b) Default — if a Default or Event of Default then exists, at the expense of such Obligor, to visit and inspect any of the offices or properties of such Obligor or any of its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision such Obligor authorizes said accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested.

SECTION 8. PREPAYMENT OF THE NOTES.

     Section 8.1. Required Prepayments. As provided therein, the entire unpaid principal balance of the Series 2006-A Notes shall be due and payable on the stated maturity date thereof.

     Section 8.2. Optional Prepayments with Make-Whole Amount. The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series 2006-A Notes, in an amount not less than 5% of the aggregate principal amount of the Series 2006-A Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Series 2006-A Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series 2006-A Notes to be prepaid on such date, the principal amount of each Series 2006-A Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Series 2006-A Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Series 2006-A Notes pursuant to Section 8.2, the principal amount of the Series 2006-A Notes to be prepaid shall be allocated among all of the Series 2006-A Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

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     Section 8.4. Maturity; Surrender, etc. In the case of each prepayment of Series 2006-A Notes pursuant to this Section 8, the principal amount of each Series 2006-A Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Series 2006-A Note paid or prepaid in full shall be surrendered to the Obligors and cancelled and shall not be reissued, and no Series 2006-A Note shall be issued in lieu of any prepaid principal amount of any Series 2006-A Note.

     Section 8.5. Purchase of Notes. The Obligors will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Obligors will promptly cancel all Notes acquired by them or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     Section 8.6. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Series 2006-A Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2006-A Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     “Called Principal” means, with respect to any Series 2006-A Note, the principal of such Series 2006-A Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

     “Discounted Value” means, with respect to the Called Principal of any Series 2006-A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series 2006-A Notes is payable) based upon the Reinvestment Yield with respect to such Called Principal.

     “Reinvestment Yield” means, with respect to the Called Principal of any Series 2006-A Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

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     “Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

     “Remaining Scheduled Payments” means, with respect to the Called Principal of any Series 2006-A Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series 2006-A Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

     “Settlement Date” means, with respect to the Called Principal of any Series 2006-A Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

     Each Obligor, jointly and severally, covenants that so long as any of the Notes are outstanding:

     Section 9.1. Compliance with Law. Each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. In addition to, and not in limitation of, the foregoing, the Obligors will not, and will not permit any of their Subsidiaries to, be a Person described in Section 1 of the Anti-Terrorism Order or described in the Department of the Treasury Rule, and will not engage in any dealings or transactions, or otherwise be associated, with any such Persons.

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     Section 9.2. Insurance. Each Obligor will, and each Obligor will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     Section 9.3. Maintenance of Properties. Each Obligor will, and each Obligor will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Obligor or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Obligor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 9.4. Payment of Taxes and Claims. Each Obligor will, and each Obligor will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of such Obligor or any Subsidiary, provided that no Obligor nor any of its Subsidiaries need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Obligor or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     Section 9.5. Corporate or Limited Liability Company or Limited Partnership Existence, etc. Each Obligor will at all times preserve and keep in full force and effect its corporate or limited liability company or limited partnership existence. Subject to Sections 10.2 and 10.8, each Obligor will at all times preserve and keep in full force and effect the corporate or limited liability company or limited partnership existence of each of its Restricted Subsidiaries and all rights and franchises of such Obligor and its Restricted Subsidiaries unless, in the good faith judgment of such Obligor, the termination of or failure to preserve and keep in full force and effect such corporate or limited liability company or limited partnership existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

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     Section 9.6. Nature of Business. The Obligors and each of their Restricted Subsidiaries will not engage in any business if, as a result, the general nature of the business, taken on a combined basis, which would then be engaged in by the Obligors and their Restricted Subsidiaries would be substantially changed from the general nature of the business engaged in by such Obligors and their Restricted Subsidiaries on the date of this Agreement.

     Section 9.7. Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of each Obligor are and at all times shall remain direct and unsecured obligations of such Obligor ranking pari passu as against the assets of such Obligor with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Debt (actual or contingent) of such Obligor which is not expressed to be subordinate or junior in rank to any other unsecured Debt of such Obligor.

     Section 9.8. Designation, Joinder and Release of Subsidiaries. (a) Notwithstanding anything contained herein to the contrary, each Subsidiary which is an Obligor under this Agreement shall be and remain a “Restricted Subsidiary” for as long as such Subsidiary is an Obligor under this Agreement.

     (b) WFB, as of the date of the Closing, shall be designated as a “Restricted Subsidiary”. The Company shall have the right, after the date of Closing, on not more than three occasions (in the aggregate for such re-designations) to re-designate the status of WFB as a “Restricted Subsidiary” or an “Unrestricted Subsidiary” by giving notice in reasonable detail of any such re-designation to the holders, subject, however, to the requirement that at the time of any re-designation to the holders and after giving effect thereto, no Default or Event of Default shall exist hereunder (such requirement being referred to as the “No Default Requirement”). Any such notice of re-designation to the holders shall be given within five (5) Business Days of the election of the Company to so re-designate any such Subsidiary and shall contain a certification by a Responsible Officer of the Company certifying as to the No Default Requirement.

     (c) With respect to each Person which becomes a Subsidiary after the date of the Closing and is not required to be an Obligor hereunder, the Company shall, by written notice to each of the holders (delivered not less than 10 days prior to such Person becoming a Subsidiary), initially designate each such Subsidiary as a “Restricted Subsidiary” or an “Unrestricted Subsidiary” hereunder. In the absence of the Company giving any such notice of initial designation pursuant to this Section 9.8(c), each such Person initially becoming a Subsidiary subsequent to the date of the Closing shall be deemed to be designated as a Restricted Subsidiary. Thereafter, the Company shall have the right, with respect to each Subsidiary referred to in this Section 9.8(c), on not more than three occasions (in the aggregate for such re-designations) for each such Subsidiary, to re-designate the status of each such Subsidiary as a “Restricted Subsidiary” or an “Unrestricted Subsidiary” by giving notice in reasonable detail of any such re-designation to the holders, subject, however, to the No Default Requirement. Any such notice of re-designation shall be given within five (5) Business Days of the election of the Company to so re-designate any such Subsidiary and shall contain a certification by a Responsible Officer certifying as to the No Default Requirement.

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     (d) The Company will give not less than 10 days prior written notice of its acquisition or formation of any Subsidiary which notice will confirm that, subject to the provisions of Section 9.8(e), such Subsidiary shall constitute an Obligor and a Restricted Subsidiary hereunder subject to all of the obligations of the Obligors hereunder as if such Subsidiary were an original Obligor hereunder as of the date of Closing. Such notice shall be accompanied by an executed copy of the joinder agreement substantially in the form of Exhibit 9.8(d) hereto and such other reasonable and customary closing showings and legal opinions as may be reasonably requested by the Required Holders to the Company. Substantially concurrently with (and within 10 days after) such Subsidiary becoming a new Obligor hereunder, the Obligors hereunder (including the new Obligor) will execute and deliver new Notes hereunder in replacement of the outstanding Notes.

     (e) If any Subsidiary is released as a “Borrower” (as defined in the Credit Agreement), under the Credit Agreement (and is not then designated as a borrower or obligor under any other credit facility of the Company or any Restricted Subsidiary), such Subsidiary shall be deemed released as an Obligor under this Agreement concurrently with the Company providing you with an Officer’s Certificate. Such Officer’s Certificate shall be accompanied by evidence of such release under the Credit Agreement and shall certify that (i) at the time of such release and immediately after giving effect thereto, no Default or Event of Default existed or shall exist hereunder (ii) such Subsidiary then being released is not then a borrower or obligor under any other credit facility, and (iii) other than the payment of reasonable legal fees, no consideration was granted to any agent or lender under the Credit Agreement, directly or indirectly in connection with such release including, but not limited to, any payment of any fees, any increase in pricing, any additional Guaranty, any participation in other transactions or any other credit enhancement or other benefit. In the event of such release, the Restricted Subsidiary being released shall continue to be a Restricted Subsidiary hereunder subject to the rights of the Company to re-designate the status of such Subsidiary in accordance with Section 9.8(c). For the avoidance of doubt, in any event, any Subsidiary whether now owned or hereafter formed or acquired which is a borrower or guarantor under the Credit Agreement, will be required to be an Obligor hereunder.

     Section 9.9. Release of Amended and Restated Intercreditor Agreement. The holders agree to terminate the Amended and Restated Intercreditor Agreement simultaneously with the termination of such agreement by all other parties to such agreement provided that (i) no Default or Event of Default exists immediately before and immediately after giving effect to such termination and (ii) other than the payment of reasonable attorneys fees, no consideration was or shall be granted to any agent or lender, directly or indirectly in connection with the release of the Intercreditor Agreement including but not limited to the payment of fees, any increase in pricing, any additional Guaranty, any participation in other transactions or any other credit enhancement (whether consisting of waiver, collateral, reduction of principal (or commitment therefore), additional covenants or other benefit).

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SECTION 10. NEGATIVE COVENANTS.

     Each Obligor, jointly and severally, covenants that so long as any of the Notes are outstanding:

     Section 10.1. Transactions with Affiliates. (a) No Obligor will, or will permit any Restricted Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than any Obligor or another Restricted Subsidiary), except as entered into in the ordinary course and pursuant to the reasonable requirements of such Obligor’s or such Restricted Subsidiary’s business and upon fair and reasonable terms no less favorable to such Obligor or such Restricted Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

     (b) No Obligor shall make an Investment in WFB if at the time thereof, or after giving effect thereto, a Default or Event of Default will exist under this Agreement.

     Section 10.2. Merger, Consolidation, etc. No Obligor will, or will permit any Restricted Subsidiary to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

     (a) in any such transaction involving the Company, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, (i) such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes and (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

     (b) in any such transaction involving a Restricted Subsidiary and not the Company, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of such Restricted Subsidiary as an entirety, shall be a Restricted Subsidiary of the Company; and

     (c) immediately after giving effect to any such transaction no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of an Obligor shall have the effect of releasing an Obligor or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

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     The provisions of this Section 10.2 shall not prohibit (i) any Restricted Subsidiary from consolidating or merging with or conveying, transferring or leasing substantially all of its assets to, another Restricted Subsidiary or to an Obligor provided that in any consolidation or merger involving the Company, the Company shall be the surviving or continuing corporation, in any consolidation or merger involving an Obligor and not the Company, an Obligor shall be the surviving or continuing corporation, and in any conveyance, transfer or lease of substantially all of its assets, the transferee or lessee shall be an Obligor, or (ii) any conveyance, transfer or lease of a Restricted Subsidiary or the assets or Subsidiary Stock in respect thereof if such transaction is permitted by Section 10.8 and does not constitute all or substantially all of the assets of such Obligor and, concurrently therewith, such Subsidiary has been released as an Obligor hereunder pursuant to and in accordance with the provisions of Section 9.8(e).

     Section 10.3. Liens. No Obligor will nor will any Obligor permit any Restricted Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including without limitation, any document or instrument in respect of goods or accounts receivable) of such Obligor or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or upon any income or profits therefrom, or assigns or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

     (a) Liens for taxes, assessments or other governmental charges or levies which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

     (b) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay or shall not be currently contested in good faith by appropriate proceedings;

     (c) Liens existing on the date of this Agreement and securing the Debt of any Obligor or any Restricted Subsidiary referred to in Schedule 5.15;

     (d) leases or subleases granted to others, easements, rights-of-way, zoning or other restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of any Obligor or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, detract in a Material way from the value of such property and are not incurred in connection with the borrowing of money;

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     (e) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (1) in connection with workers’ compensation, unemployment insurance, other types of social security or retirement benefits and insurance regulatory requirements or (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, provided that such Liens, in the aggregate, do not detract in a Material way from the value of the assets of any Obligor or its Restricted Subsidiaries or impact in a Material way the use thereof in the operation of their business and are not incurred in connection with the borrowing of money;

     (f) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by any Obligor or a Restricted Subsidiary after the date of the Closing, including any Lien existing on property of a Person immediately prior to its being consolidated with or merged into any Obligor or a Restricted Subsidiary or its becoming a Restricted Subsidiary, or any Lien existing on any property acquired by any Obligor or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that

     (i) any such Lien shall extend solely to the item or items of such property (and/or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (and/or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (and/or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

     (ii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the fair market value (as determined in good faith by the board of directors of any Obligor or Restricted Subsidiary incurring such Lien) of such property (and/or improvement thereon) at the time of such acquisition or construction, and

     (iii) any such Lien shall be created contemporaneously with, or within the period beginning 180 days before and ending 180 days after, the acquisition or construction of such property;

(g) any Lien renewing, extending or refunding any Lien permitted by paragraphs (c) and (f) of this Section 10.3, provided that (i) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

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     (h) Liens on property or assets of any Obligor or any Restricted Subsidiary securing Debt owing to any Obligor or to a Restricted Subsidiary; and

     (i) other Liens not otherwise permitted by paragraphs (a) through (h) of this Section 10.3 securing Debt of any Obligor or any Restricted Subsidiary provided the Debt secured thereby is permitted by Sections 10.4 and 10.7 hereto and no such Liens secure obligations of the Company or any Restricted Subsidiary pursuant to the Credit Agreement (or any other principal banking facility).

     Section 10.4. Priority Debt. The Obligors will not, at any time, permit Priority Debt to exceed 20% of Consolidated Adjusted Net Worth.

     Section 10.5. Consolidated Adjusted Net Worth. The Obligors will at all times keep and maintain Consolidated Adjusted Net Worth at an amount not less than the sum of (i) $350,000,000 plus (ii) 25% of positive Consolidated Net Earnings on a cumulative basis for each fiscal year beginning with the fiscal year ending December 31, 2005.

     Section 10.6. Fixed Charges Coverage Ratio. The Obligors will keep and maintain as of the end of each fiscal quarter, the ratio of Consolidated Cash Flow to Consolidated Fixed Charges for each period of four consecutive fiscal quarters (ending on the date of determination and taken as a single accounting period) at not less than 2.00 to 1.00.

     Section 10.7 Consolidated Funded Debt to Capitalization. The Company will not at any time permit Consolidated Funded Debt to exceed 60% of Consolidated Total Capitalization.

     Section 10.8. Sale of Assets, Etc. Except as permitted under Section 10.2, no Obligor will, or will permit any of its Restricted Subsidiaries to, make any Asset Disposition unless:

     (a) in the good faith opinion of the Obligor or Restricted Subsidiary making the Asset Disposition, the Asset Disposition is in exchange for consideration having a fair market value at least equal to that of the property exchanged;

     (b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist including under Sections 10.4 and 10.7; and

     (c) the sum of (i) the Disposition Value of the property subject to such Asset Disposition, plus (ii) the aggregate Disposition Value for all other property that was the subject of an Asset Disposition during the period of 365 days immediately preceding such Asset Disposition would not exceed 25% of Consolidated Total Assets determined as of the end of the most recently ended calendar month preceding such Asset Disposition.

To the extent that the Net Proceeds Amount consisting of cash for any Transfer to a Person other than any Obligor or a Restricted Subsidiary is applied to a Debt Prepayment Application or applied or committed to be applied to a Property Reinvestment Application within one year after such Transfer (and, if committed, is actually applied within 365 days after the date of the commitment), then such Transfer (or, if less than all such Net Proceeds Amount is applied as contemplated hereinabove, the pro rata percentage thereof which corresponds to the Net Proceeds Amount so applied), only for the purpose of determining compliance with subsection (c) of this Section 10.8 as of any date, shall be deemed not to be an Asset Disposition.

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     Section 10.9. Terrorism Sanctions Regulations. The Obligors will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person.

SECTION 11. EVENTS OF DEFAULT.

     An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

     (a) the Obligors default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

     (b) the Obligors default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

     (c) the Obligors default in the performance of or compliance with any term contained in Section 10; or

     (d) the Obligors default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) any Responsible Officer obtaining actual knowledge of such default and (ii) any Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

     (e) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of such Obligor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

     (f) (i) one or more of any Obligor or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Obligor or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), the Obligor or any Restricted Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000; or

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     (g) any Obligor or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate or limited liability company or limited partnership action for the purpose of any of the foregoing; or

     (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any of its Restricted Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any of its Restricted Subsidiaries, or any such petition shall be filed against any Obligor or any of its Restricted Subsidiaries and such petition shall not be dismissed within 60 days; or

     (i) a final judgment or judgments for the payment of money are rendered against one or more of any Obligor and its Restricted Subsidiaries and which judgment or judgments aggregate at least $10,000,000 and are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal; or

     (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) any Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) any Obligor or any of its Subsidiaries establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of such Obligor or any of its Subsidiaries thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

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As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

     Section 12.1. Acceleration. (a) If an Event of Default with respect to any Obligor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder of Notes at the time outstanding affected by such Event of Default may at any time, at its option, by notice or notices to the Company, declare all the Notes held by it to be immediately due and payable.

     Upon any Note’s becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

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     Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     Section 12.4. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Obligors shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

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     Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Obligors shall execute and deliver, at the Obligors’ expense (except as provided below), one or more new Notes of the appropriate series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. Notwithstanding the foregoing, if such Note is surrendered for a new Note in connection with Section 9.8(d), such new Note shall be dated as of the date that the new Note is issued, but the form of Note shall be modified to provide that notwithstanding the date of the Note, interest will accrue from the date to which interest shall have been paid on the surrendered Note or from the date of the surrendered Note if no interest shall have been paid thereon. The Obligors may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $250,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $250,000. Any transferee of a Note, or purchaser of a participation therein, shall, by its acceptance of such Note be deemed to make the same representations to the Obligors regarding the Note or participation as you and the Other Purchasers have made pursuant to Section 6.2, provided that such entity may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such entity of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

     Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $10,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

     (b) in the case of mutilation, upon surrender and cancellation thereof,

the Obligors at their own expense shall execute and deliver, in lieu thereof, a new Note of the appropriate series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

     Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Lincoln, Nebraska at the principal office of US Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Obligors in exchange for a new Note or Notes pursuant to Section 13.2. The Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

SECTION 15. EXPENSES, ETC.

     Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any supplements, additional series of Notes, amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Obligors will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

     Section 15.2. Survival. The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

Cabela’s Incorporated, et al.	Note Purchase Agreement

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

     Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 9.8, 11(a), 11(b), 12, 17 or 20.

     Section 17.2. Solicitation of Holders of Notes.

     (a) Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding whether or not such holder consented to such waiver or amendment.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     Section 17.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     Section 17.4. Notes Held by Obligors, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

     (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

     (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

     (iii) if to any Obligor, to the Company at its address set forth at the beginning hereof to the attention of Director of Finance, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Cabela’s Incorporated, et al.	Note Purchase Agreement

SECTION 19. REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Obligors or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

     For the purposes of this Section 20, “Confidential Information” means information delivered to you by or on behalf of any Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by any Obligor or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Obligors (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Obligors in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee or any other holder that shall have previously delivered such a confirmation), such holder will confirm in writing that it is bound by the provisions of this Section 20.

Cabela’s Incorporated, et al.	Note Purchase Agreement

SECTION 21. SUBSTITUTION OF PURCHASER.

     You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

     Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Cabela’s Incorporated, et al.	Note Purchase Agreement

     Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by fewer than all, but together signed by all, of the parties hereto.

     Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Nebraska excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

* * * * *

Cabela’s Incorporated, et al.	Note Purchase Agreement

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Obligors.

Very truly yours,

CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
VAN DYKE SUPPLY COMPANY, INC.
CABELA’S MARKETING AND BRAND
MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC

By	/s/ Dennis Highby
Name: Dennis Highby
Title: President, CEO, Vice President or Manager

CABELA’S TROPHY PROPERTIES, LLC

By	/s/ Gregg Severinson
Name: Gregg Severinson
Title: Vice President and Manager

CABELA’S RETAIL TX, L.P.

By:	Cabela’s Retail GP, LLC
Its:	General Partner

By	/s/ Dennis Highby
Name: Dennis Highby
Title: President

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC, a
Delaware limited liability company, its
authorized signatory

By /s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

By /s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Counsel

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

SYMETRA LIFE INSURANCE COMPANY, a
Washington corporation

By:	Principal Global Investors, LLC, a
Delaware limited liability company, its
authorized signatory

By /s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

By /s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Counsel

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management
(Japan), Inc., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By /s/ G. Anthony Coletta
Name: G. Anthony Coletta
Title: Vice President

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA

By /s/ G. Anthony Coletta
Name: G. Anthony Coletta
Title: Vice President

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

MTL INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors,
L.P. (as its General Partner)

By /s/ G. Anthony Coletta
Name: G. Anthony Coletta
Title: Vice President

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

SECURITY BENEFIT LIFE INSURANCE COMPANY,
INC.

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors,
L.P. (as its General Partner)

By /s/ G. Anthony Coletta
Name: G. Anthony Coletta
Title: Vice President

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE VARIABLE ANNUITY LIFE INSURANCE
COMPANY
AIG ANNUITY INSURANCE COMPANY

By:	AIG Global Investment Corp., investment
adviser

	By	/s/ Gerald F. Herman
		Name:	Gerald F. Herman
		Title:	Vice President

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF
AMERICA

By	/s/ Barry Scheinholtz
	Name:	Barry Scheinholtz
	Title:	Private Placements Manager

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

BERKSHIRE LIFE INSURANCE COMPANY OF
AMERICA

By	/s/ Brian Keating
	Name:	Brian Keating
	Title:	Director, Fixed Income

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE
COMPANY

By	/s/ Debra R. Thompson
	Name:	Debra R. Thompson
	Title:	Vice President

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

AMERUS LIFE INSURANCE COMPANY

By:	AmerUs Capital Management Group, Inc.,
its authorized attorney-in-fact

By /s/ Roger D. Fors
Name: Roger D. Fors
Title: Vice President-Private Placements

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN INVESTORS LIFE INSURANCE
COMPANY

By:	AmerUs Capital Management Group, Inc.,
its authorized attorney-in-fact

By /s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Vice President-Private Placements

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

INDIANAPOLIS LIFE INSURANCE COMPANY

By:	AmerUs Capital Management Group, Inc.,
its authorized attorney-in-fact

By /s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Vice President-Private Placements

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

GENWORTH LIFE AND ANNUITY INSURANCE
COMPANY

By /s/ Scott Sell
Name:	Scott Sell
Title:	Investment Officer

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM America, Inc., as attorney in fact,
on behalf of Jackson National Life
Insurance Company

By /s/ Mark Staub
Name: Mark Staub
Title: Vice President

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By /s/ R. Scott Higgins
Name:	R. Scott Higgins
Title:	Vice President
Sentinel Asset Management

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

AMERITAS LIFE INSURANCE CORP.

By:	Ameritas Investment Advisors Inc., as
Agent

By /s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Vice President - Fixed Income
Securities

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

ACACIA LIFE INSURANCE COMPANY

By:	Ameritas Investment Advisors Inc. as
Agent

By /s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Vice President - Fixed Income
Securities

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

EQUITRUST LIFE INSURANCE COMPANY

By /s/ Herman L. Riva
Name:	Herman L. Riva
Title:	Senior Portfolio Manager

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

ASSURITY LIFE INSURANCE COMPANY

By /s/ Victor Weber
Name:	Victor Weber
Title:	Senior Director - Investments

Cabela’s Incorporated, et al.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

SECURITY FINANCIAL LIFE INSURANCE CO.

By /s/ Kevin W. Hammond
Name:	Kevin W. Hammond
Title:	Senior Director - Investments

INFORMATION RELATING TO PURCHASERS

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
PRINCIPAL LIFE INSURANCE COMPANY	$19,800,000
c/o Principal Global Investors, LLC	$3,000,000
711 High Street	$2,000,000
Des Moines, Iowa 50392-0800	$1,650,000
$1,000,000
$500,000
$250,000
$250,000
$250,000
$200,000
$100,000

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA #121000248
Wells Fargo Bank, N.A.
San Francisco, CA
For credit to Principal Life Insurance Company
Account No. 0000014752
OBI PFGSE (S) B0068470()
Attention: PPN Number 12681# AA 5 - Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

SCHEDULE A
(to Note Purchase Agreement)

All notices to:

Principal Global Investors, LLC
711 High Street, G-26
Des Moines, Iowa 50392-0800
Attention: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0960
     Attention: Investment Accounting Fixed Income Securities

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 42-0127290

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
SYMETRA LIFE INSURANCE COMPANY	$5,000,000
c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0800
Attention: Fixed Income Private Placements

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA No.: 021000021
JPMorgan Chase
For Acct: Funds Clearance
Account: 9009002859
OBI PFGSE (S) B0068470()
Attention: PPN Number 12681# AA 5 - Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016
      Symetra Life - Annuities/AFS #P21158

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices to:

Symetra Life Insurance Company
c/o Principal Global Investors, LLC
711 High Street, G-26
Des Moines, Iowa 50392-0800
Attention: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Symetra Life Insurance Company
c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0960
Attention: Investment Accounting Fixed Income Securities

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number: 91-0742147

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
SYMETRA LIFE INSURANCE COMPANY	$5,000,000
c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0800
Attention: Fixed Income Private Placements

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA No.: 021000021
JPMorgan Chase
For Acct: Funds Clearance
Account: 9009002859
OBI PFGSE (S) B0068470()
Attention: PPN Number 12681# AA 5 - Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016
     Symetra Life – BOLI U LIFE #P21163

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices to:

Symetra Life Insurance Company
c/o Principal Global Investors, LLC
711 High Street, G-26
Des Moines, Iowa 50392-0800
Attention: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Symetra Life Insurance Company
c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0960
Attention: Investment Accounting Fixed Income Securities

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number: 91-0742147

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
SYMETRA LIFE INSURANCE COMPANY	$5,000,000
c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0800
Attention: Fixed Income Private Placements

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

The Bank of New York
ABA #021-000-018
BNF: IOC566
F/A/O Symetra Life LTD Maturity #196
Account #318572
Attention: P & I Department
OBI PFGSE (S) B0068470()
Attention: PPN Number 12681# AA 5 - Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016

With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices to:

Symetra Life Insurance Company
c/o Principal Global Investors, LLC
711 High Street, G-26
Des Moines, Iowa 50392-0800
Attention: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Symetra Life Insurance Company
c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0960
Attention: Investment Accounting Fixed Income Securities

Name of Nominee in which Notes are to be issued: HARE & CO

Taxpayer I.D. Number: 91-0742147

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
GIBRALTAR LIFE INSURANCE CO., LTD.	$12,500,000
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, Illinois 60601-6716
Attention: Managing Director

Payments

All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Account No.: P86246 (please do not include spaces)
Account Name: Gibraltar Private

Each such wire transfer shall set forth the name of the Company, a reference to “5.99% Senior Notes, Series 2006-A due February 27, 2016, Security No. INV10673, PPN 12681# AA 5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

All payments, other than, principal, interest or Make-Whole Amount on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Account No.: 304199036
Account Name: Prudential International Insurance Service Company

Each such wire transfer shall set forth the name of the Company, a reference to “5.99% Senior Notes, Series 2006-A due February 27, 2016, Security No. INV10673, PPN 12681# AA 5” and the due date and application (e.g., type of fee) of the payment being made.

Address for all notices relating to payments:

The Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagatacho
Chiyoda-ku, Tokyo 100-8953, Japan
Telephone: 81-3-5501-6680
Facsimile: 81-3-5501-6432
E-mail: Yoshiki.saito@gib-life.co.jp

Attention:	Yoshiki Saito
Vice President of Investment Operations Team

Address for all other communications and notices addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 98-0408643

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
THE PRUDENTIAL INSURANCE COMPANY	$6,500,000
OF AMERICA
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, Illinois 60601-6716
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name; The Prudential - Privest Portfolio
Account No.: P86189 (please do not include spaces)

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021

Each such wire transfer shall set forth the name of the Company, a reference to “5.99% Senior Notes, Series 2006-A due February 27, 2016, Security No. INV10673, PPN 12681# AA 5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

Address for all notices relating to payments:

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1211670

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
MTL INSURANCE COMPANY	$3,000,000
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, Illinois 60601-6716
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust
ABA # 071000152
Credit Wire Account # 5186061000
FFC: 26-32065/MTL Insurance Company - Prudential

Each such wire transfer shall set forth the name of the Company, a reference to “5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

MTL Insurance Company
1200 Jorie Blvd.
Oak Brook, IL 60522-9060
Attention: Margaret Culkeen

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-1516780

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.	$3,000,000
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, Illinois 60601-6716
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

UMB Bank N.A.
ABA No.: 101000695
Account Name: Trust Operations
Account No.: 9870161974
Reference: Security Benefit Life Ins. Co. Acct. #126139.1

Each such wire transfer shall set forth the name of the Company, a reference to “5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

UMB Bank
928 Grand Blvd., 10th Floor
Kansas City, MO 64106
Attention: Mike Ortiz

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: UMBTRU&CO

Taxpayer I.D. Number: 43-6295832

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY	$15,000,000
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-01
Houston, Texas 77019-2155
Attn: Legal Department - Investment Management
Facsimile Number: (713) 831-2328

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

The Bank of New York
ABA #021-000-018
BNF Account #: IOC 566
For Further Credit to:	The Variable Annuity Life Insurance Company
Account No. 260735
Ref: PPN# 12681# AA 5 and Prin: $____________Int: $__________________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

AIG Global Investment Group
c/o The Bank of New York
Attention: P & I Department
P.O. Box 19266
Newark, New Jersey 07195
Telephone: (718) 315-3026
Fax: (718) 315-3076

Duplicate payment notices, compliance information and all other correspondences to be addressed as first provided above with a copy to:

The Variable Annuity Life Insurance Company
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placement Department
Facsimile Number: (713) 831-1072

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 74-1625348

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
AIG ANNUITY INSURANCE COMPANY	$10,000,000
c/o AIG Global Investment Group
2929 Allen Parkway, A36-01
Houston, Texas 77019-2155
Attention: Legal Department-Investment Management
Fax Number: (713) 831-2328

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

The Bank of New York
ABA #021-000-018
BNF Account #: IOC 566
For Further Credit to: AIG Annuity Reinsurance
Account No. 260704
Ref: PPN 12681# AA 5 and Principal $__________I $__________

Notices

All notices on or in respect to the Notes and written confirmation of each such payment to be addressed to:

AIG Global Investment Group
c/o The Bank of New York
Attention: P & I Department
P.O. Box 19266
Newark, New Jersey 07195
Telephone: (718) 315-3026
Facsimile Number: (718) 315-3076

Duplicate payment notices, compliance information and all other correspondences to be addressed as first provided above with a copy to:

AIG Annuity Reinsurance
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placement Department
Facsimile Number: (713) 831-1072

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 75-0770838

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA	$20,000,000
7 Hanover Square
New York, NY 10004-2616
Attention: Barry Scheinholtz
Investment Department 20-D
Fax Number: (212) 919-2658/2656

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

JP Morgan Chase
FED ABA #021000021
CHASE/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life, PPN 12681# AA 5, Cabela’s Incorporated

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5123390

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA	$5,000,000
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attention: Barry Scheinholtz
Investment Department 20-D
Telefacsimile: (212) 919-2658/2656

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

JPMorgan Chase
FED ABA #021000021
Chase/NYC/CTR/BNF
A/C #900-9-000200
Reference A/C #G07064, Berkshire Life Insurance, PPN 12681# AA 5, Cabela’s Incorporated

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 75-1277524

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
TRANSAMERICA OCCIDENTAL LIFE	$17,000,000
INSURANCE COMPANY
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-5335
Attention: Director of Private Placements
Phone: (319) 369-2432
Fax: (319) 369-2666

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

Mellon Trust of New England
ABA# - 011001234
Credit DDA Account #125261
Attn: MBS Income, cc 1253
Custody account # TRAF1505102
FC TOLIC Private

Notices

All notices and confirmation of PAYMENT information with respect of the Notes should be sent to:

E-mail: paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attention: Custody Operations-Privates
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-7013

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attention: Debbie Thompson – Private Corporate Finance
400 West Market Street, 10th Floor
Louisville, KY 40202
Phone: (502) 560-2961
Fax: (502) 560-2030

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 95-1060502

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
TRANSAMERICA OCCIDENTAL LIFE	$5,000,000
INSURANCE COMPANY
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-5335
Attention: Director of Private Placements
Phone: (319) 369-2432
Fax: (319) 369-2666

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

Mellon Trust of New England
ABA# - 011001234
Credit DDA Account #125261
Attn: MBS Income, cc 1253
Custody account # TRAF1515182
FC TOLIC Private

Notices

All notices and confirmation of PAYMENT information with respect of the Notes should be sent to:

E-mail: paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attention: Custody Operations-Privates
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-7013

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attention: Debbie Thompson – Private Corporate Finance
400 West Market Street, 10th Floor
Louisville, KY 40202
Phone: (502) 560-2961
Fax: (502) 560-2030

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 95-1060502

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
TRANSAMERICA OCCIDENTAL LIFE	$3,000,000
INSURANCE COMPANY
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-5335
Attention: Director of Private Placements
Phone: (319) 369-2432
Fax: (319) 369-2666

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

Mellon Trust of New England
ABA# - 011001234
Credit DDA Account #125261
Attn: MBS Income, cc 1253
Custody account # TRAF1505472
FC TOLIC Private

Notices

All notices and confirmation of PAYMENT information with respect of the Notes should be sent to:

E-mail: paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attention: Custody Operations-Privates
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-7013

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attention: Debbie Thompson – Private Corporate Finance
400 West Market Street, 10th Floor
Louisville, KY 40202
Phone: (502) 560-2961
Fax: (502) 560-2030

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 95-1060502

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
AMERUS LIFE INSURANCE COMPANY	$12,000,000
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Steve Sweeney
Telephone: (515)362-3542
Facsimile: (515)362-3631

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

The Bank of New York
New York, New York
ABA #021 000 018
Credit A/C #GLA111566
Attention: Institutional Custody Insurance Division
Reference: AmerUs Life Account 010040, PPN Number 12681# AA 5

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:

AmerUs Life Insurance Company
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Barb Norton
Telephone: (515) 362-3556
Fax: (515) 362-3631

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for Hare & Co.: 13-6062916

Taxpayer I.D. Number for AmerUs Life Insurance Company: 42-0175020

A-28

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
AMERICAN INVESTORS LIFE INSURANCE COMPANY	$8,000,000
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Steve Sweeney
Telephone: (515) 362-3542
Facsimile: (515) 362-3631

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

The Bank of New York
New York, New York
ABA #021 000 018
Credit A/C #GLA111566
A/C Name: Institutional Custody Insurance Division
Reference: American Investors Life Account 010048, PPN Number 12681# AA 5

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:

American Investors Life Insurance Company
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Barb Norton
Telephone: (515) 362-3556
Fax: (515) 362-3631

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for Hare & Co.: 13-6062916

Taxpayer I.D. Number for American Investors Life Insurance Company: 48-0696320

A-29

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
INDIANAPOLIS LIFE INSURANCE COMPANY	$5,000,000
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Steve Sweeney
Telephone: (515) 362-3542
Facsimile: (515) 362-3631

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

The Bank of New York
New York, New York
ABA #021 000 018
Credit A/C #GLA111566
Attention: Institutional Custody Insurance Division
Reference: Indianapolis Life Account 177862, PPN Number 12681# AA 5

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:

Indianapolis Life Insurance Company
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Barb Norton
Telephone: (515) 362-3556
Fax: (515) 362-3631

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for Hare & Co.: 13-6062916

Taxpayer I.D. Number for Indianapolis Life Insurance Company: 35-0413330

A-30

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
GENWORTH LIFE AND ANNUITY INSURANCE COMPANY	$15,000,000
c/o Genworth Financial
Account: Genworth Life and Annuity Insurance Company
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention: Private Placements
Phone Number: (206) 516-4515
Fax Number: (206) 516-4578

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

Hare & Co.
The Bank of New York
ABA #021000018
Account Number/Beneficiary: GLA111566
SWIFT Code: IRVTUS33
Bank to Bank Information: Genworth Life and Annuity Insurance Company, Account
#127022, Cusip/PPN and security description, and identify principal and interest amounts

Notices

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows (If available, an electronic copy is additionally requested. Please send to the following e-mail address: gnw.privateplacements@genworth.com):

Genworth Financial
Account: Genworth Life and Annuity Insurance Company
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention: Private Placements
Phone Number: (206) 516-4515
Fax Number: (206) 516-4578

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

State Street
Account: Genworth Life and Annuity Insurance Company
801 Pennsylvania
Kansas City, Missouri 64105
Attention: Tammy Karn
Phone Number: (816) 871-9286
Fax Number: (816) 691-5593
geam@statestreetkc.com (preferred delivery method)

and

Hare & Co.
The Bank of New York
Income Collection Department
P.O. Box 11203
New York, New York 10286
Attention: PP P&I Department
Ref: Genworth Life and Annuity Insurance Company, Account #127022, Cusip/PPN and
Security Description
P&I Contact: Anthony Largo – (718) 315-3022

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 54-0283385

A-32

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
JACKSON NATIONAL LIFE INSURANCE COMPANY	$10,000,000
5901 Executive Drive
Lansing, Michigan 48911

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

The Bank of New York
ABA #021-000-018
BNF Account #: IOC566
FBO: Jackson National Life
Ref:CUSIP/PPN, Description, and Breakdown (P&I)

Notices

Payment notices should be sent to:

Jackson National Life Insurance Company
c/o The Bank of New York
Attention: P&I Department
P.O. Box 19266
Newark, New Jersey 07195
Phone: (718) 315-3035
Fax: (718) 315-3076

Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

PPM America, Inc.
225 West Wacker Drive, Suite 1100
Chicago, Illinois 60606-1228
Attention: Private Placements –Mark Staub
Phone: (312) 634-1212
Fax: (312) 634-0054

and

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1100
Chicago, Illinois 60606-1228
Attention: Investment Accounting - Mark Stewart
Phone: (312) 338-5832
Fax: (312) 236-5224

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

A-34

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
LIFE INSURANCE COMPANY OF THE SOUTHWEST	$7,000,000
c/o National Life Insurance Company
One National Life Drive
Montpelier, Vermont 05604
Attention: Private Placements
Fax Number: (802) 223-9332
E-mail: shiggins@nationallife.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

J.P. Morgan Chase & Co.
New York, New York 10010
ABA #021000021
Account Number 910-2-754349

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 75-0953004

A-35

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
AMERITAS LIFE INSURANCE CORP. - CLOSED BLOCK	$2,000,000
5900 “O” Street
Lincoln, Nebraska 68510-2234

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

State Street Bank & Trust Company
ABA #011-000-028
BNF: Physical Income Account
DDA Clearing Account #00076026
Further Credit – Custody Fund #1EJL for Ameritas Life Insurance Corp. - Closed Block
Reference: CUSIP; Issue Name and source/application of funds (P&I, etc.)

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment and all other notices and communications to be sent in duplicate to:

State Street Bank
P.O. Box 5756
Boston, MA 02206
Attention: Michael Rodelle and
for the Account of State Street, #1EJL Ameritas Life Insurance Corp. - Closed Block

and

Ameritas Life Insurance Corp.
Ameritas Investment Advisors Inc.
390 North Cotner Blvd.
Lincoln, NE 68505
Fax Number: (402) 467-6970

Name of Nominee in which Notes are to be issued: Chimebreak & Co.

Taxpayer I.D. Number for Chimebreak & Co.: 65-1186793

Taxpayer I.D. Number for Ameritas Life Insurance Corp.: 47-0098400

A-36

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
AMERITAS LIFE INSURANCE CORP.	$1,000,000
5900 “O” Street
Lincoln, Nebraska 68510-2234

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

State Street Bank & Trust Company
ABA #011-000-028
BNF: Physical Income Account
DDA Clearing Account #00076026
Further Credit – Custody Fund #1EJH for Ameritas Life Insurance Corp.
Reference: CUSIP; Issue Name and source/application of funds (P&I, etc.)

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment and all other notices and communications to be sent in duplicate to:

State Street Bank
P.O. Box 5756
Boston, Massachusetts 02206
Attention: Michael Rodelle and
for the Account of State Street, #1EJH Ameritas Life Insurance Corp.

and

Ameritas Life Insurance Corp.
Ameritas Investment Advisors Inc.
390 North Cotner Blvd.
Lincoln, Nebraska 68505
Fax #: (402) 467-6970

Name of Nominee in which Notes are to be issued: Chimeboard & Co.

Taxpayer I.D. Number for Chimeboard & Co.: 65-1186912

Taxpayer I.D. Number for Ameritas Life Insurance Corp.: 47-0098400

A-37

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
ACACIA LIFE INSURANCE COMPANY	$3,000,000
5900 “O” Street
Lincoln, Nebraska 68510-2234

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

State Street Bank & Trust Company
ABA #011-000-028
BNF: Physical Income Account
DDA Clearing Account #00076026
Further Credit – Custody Fund #1EJP for Acacia Life Insurance Company
Reference: CUSIP; Issue Name and source/application of funds (P&I, etc.)

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment and all other notices and communications to be sent in duplicate to:

State Street Bank
P.O. Box 5756
Boston, Massachusetts 02206
Attention: Michael Rodelle and
for the Account of State Street, #1EJP Acacia Life Insurance Company

and

Acacia Life Insurance Company
Ameritas Investment Advisors, Inc.
390 North Cotner Blvd.
Lincoln, Nebraska 68505
Fax #: (402) 467-6970

Name of Nominee in which Notes are to be issued: Chimebridge & Co.

Taxpayer I.D. Number for Chimebridge & Co.: 65-1186790

Taxpayer I.D. Number for Acacia Life Insurance Company: 53-0022880

A-38

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
EQUITRUST LIFE INSURANCE COMPANY	$3,000,000
5400 University Avenue
West Des Moines, Iowa 50266-5997
Attention: Securities Department

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

JP Morgan Chase Bank
ABA No. 021000021
Reference:G10559
Reference:Equitrust Life Insurance Company

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number for Cudd & Co.: 13-6022143

A-39

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
ASSURITY LIFE INSURANCE COMPANY	$3,000,000
Attention: Investment Division
4000 Pine Lake Road
Lincoln, Nebraska 68516

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

US Bank National Association
13th & M Streets
Lincoln, Nebraska 68508
ABA #1040-0002-9
For credit to Assurity Life Insurance Company
Account Number: 1-494-0092-9092
With sufficient notation to identify the source of the funds.

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Assurity Life Insurance Company
Attention: Investment Division
Regular Mailing Address:
P.O. Box 82248
Lincoln, Nebraska 68501-2248
Overnight Mailing Address:
4000 Pine Lake Road
Lincoln, NE 68516
Fax: (402) 458-2170

A-40

All notices and communications other than those in respect to payments to be addressed to:

Assurity Life Insurance Company
4000 Pine Lake Road
Lincoln NE 68516
Attention: Vic Weber, Senior Director - Investments
(402) 437-3682
(402) 458-2170 Fax
e-mail: vweber@secmut.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1843471

A-41

PRINCIPAL AMOUNT OF
SERIES 2006-A
NAME AND ADDRESS OF PURCHASER	NOTES TO BE PURCHASED
SECURITY FINANCIAL LIFE INSURANCE CO.	$2,000,000
4000 Pine Lake Road
P. O. Box 82248
Lincoln, Nebraska 68501-2248

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Cabela’s Incorporated, 5.99% Senior Notes, Series 2006-A due February 27, 2016, PPN 12681# AA 5, principal, premium or interest”) to:

Union Bank & Trust Company
4732 Calvert Street
Lincoln, Nebraska 68501-2535
ABA #104910795
Account of: Security Financial Life Insurance Co.
Account Number: 338-1480

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed:

Security Financial Life Insurance Co.
4000 Pine Lake Road
Lincoln, Nebraska 68516
Attention: Investment Division
Fax: (402) 458-2170
Phone: (402) 437-3600

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0293990

DEFINED TERMS

     Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement.

     Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     “Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation or other legal entity of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

     “Amended and Restated Intercreditor Agreement” shall mean the Third Amended and Restated Intercreditor Agreement dated as of February 27, 2006 among the holders, holders under the 1995 Note Agreements, holders under the 2002 Note Agreements, Banks and Collateral Agent named therein.

     “Anti-Terrorism Order” means Executive Order No. 13224 of September 23, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, 66 Fed. Reg. 49079 (2001, as amended).

     “Asset Disposition” means any Transfer except:

     (a) any Transfer from a Restricted Subsidiary which is an Obligor to an Obligor or, in the case of a transferring Restricted Subsidiary which is not an Obligor, to any Obligor or any Wholly-Owned Restricted Subsidiary so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default would exist (including under Sections 10.4 and 10.7);

SCHEDULE B
(to Note Purchase Agreement)

     (b) any Transfer made in the ordinary course of business and involving only property that is either (1) inventory or real property held for rent or sale or (2) equipment, fixtures, supplies or materials no longer required in the operation of the business of any Obligor or any of its Restricted Subsidiaries or that is obsolete; and

     (c) any Transfer by an Obligor or any Restricted Subsidiary of its Investment in any Unrestricted Subsidiary.

     “Banks” means U.S. Bank National Association (as a lender and in its capacity as agent), Wachovia Bank, National Association, LaSalle Bank National Association, Comerica Bank and Wells Fargo Bank Nebraska, National Association, or any replacement or substitution of any of the foregoing.

     “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

     “Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     “Closing” is defined in Section 3.

     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     “Company” means Cabela’s Incorporated, a Delaware corporation.

     “Consolidated Adjusted Net Worth” means as of the date of any determination thereof, the amount of consolidated stockholders’ equity of the Company and its Restricted Subsidiaries (excluding the value of all Investments in Unrestricted Subsidiaries), as determined in the most recent financial statement of the Company previously provided to the holders pursuant to Section 7 (i), plus (but without duplication and only to the extent that the use of “LIFO” inventory valuation instead of “FIFO” inventory valuation reduces stockholders’ equity, the excess of the FIFO over LIFO inventory valuations as reported in the most recent financial statement of the Company previously provided to the holders pursuant to Section 7, (ii) plus (but without duplication and only to the extent excluded or deducted from stockholders’ equity) deferred income tax liabilities of any Restricted Subsidiary, and (iii) minus (but without duplication and only to the extent included in stockholders’ equity) deferred income tax assets of any Restricted Subsidiary and the aggregate amount of all loans and/or advances to any or all members of the Cabela family, but only to the extent such loans and/or advances exceed, in the aggregate, $5,000,000.

     “Consolidated Cash Flow” for any period means the sum of (a) Consolidated Net Earnings during such period plus (to the extent deducted in determining Consolidated Net Earnings) (b) provisions for Federal, State and local income taxes (c) depreciation and amortization taken during such period and (d) Consolidated Fixed Charges during such period provided that, in the event any Person (or the assets thereof) is acquired by the Company or any Restricted Subsidiary (whether by merger, consolidation, asset or stock acquisition or otherwise) at any time during the period of calculation, such acquisition shall be deemed to have been made on the first day of such calculation period.

     “Consolidated Fixed Charges” means, with respect to any period, the sum of (i) Consolidated Interest Expense for such period plus (ii) Lease Rentals for such period, determined on a consolidated basis for the Company and its Restricted Subsidiaries.

     “Consolidated Funded Debt” means as of the date of any determination thereof, all Funded Debt of the Company and its Restricted Subsidiaries, determined on a consolidated basis eliminating intercompany items.

     “Consolidated Interest Expense” means, for any period, the interest expense of the Company and its Restricted Subsidiaries (including imputed interest in respect of Capital Leases), in respect of all Debt, and all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Earnings for such period.

     “Consolidated Net Earnings” for any period means the gross revenues of the Company and its Restricted Subsidiaries for such period less all expenses and other proper charges (including Federal, State and local income taxes) determined on a consolidated basis in accordance with GAAP subject to and after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

     (a) any extraordinary gains or losses;

     (b) net earnings and losses of any Restricted Subsidiary accrued prior to the date it became a Restricted Subsidiary;

     (c) net earnings and losses of any corporation or other legal entity (other than a Restricted Subsidiary), substantially all the assets of which have been acquired in any manner by the Company or any Restricted Subsidiary, realized by such corporation or other legal entity prior to the date of such acquisition;

     (d) net earnings and losses of any corporation or other legal entity (other than a Restricted Subsidiary) with which the Company or a Restricted Subsidiary shall have consolidated or which shall have merged into or with the Company or a Restricted Subsidiary and realized prior to the date of such consolidation or merger;

     (e) net earnings of any business entity (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Restricted Subsidiary in the form of cash distributions;

     (f) any portion of the net earnings of any Restricted Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Restricted Subsidiary;

     (g) earnings resulting from any reappraisal, revaluation or write-up of assets;

     (h) the net gains or losses of the Unrestricted Subsidiary;

     (i) any gain arising from the acquisition of any Securities of the Company or any Restricted Subsidiary; and

     (j) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period.

     “Consolidated Total Capitalization” means, as of the date of any determination thereof, the sum of (a) Consolidated Funded Debt plus (b) Consolidated Adjusted Net Worth.

     “Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP excluding, in all events, assets of the Unrestricted Subsidiary.

     “Credit Agreement” means the Second Amended and Restated Credit Agreement dated as of July 15, 2005 by and among the Banks and the Obligors, as amended, modified, refinanced or replaced.

     “Debt” with respect to any Person means, at any time, without duplication,

     (a) its liabilities for borrowed money (excluding liabilities in respect of deferred compensation);

     (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and accrued liabilities arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

     (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

     (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

     (e) any Guaranty of such Person or letter of credit of such Person, with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. “Debt” of any Person shall not include (i) such obligations of the character described in clauses (a) through (d) above, if owed or made by an Obligor to an Obligor or, in the case of a Restricted Subsidiary which is not an Obligor, to any Obligor or any Wholly-Owned Restricted Subsidiary or (ii) any unfunded obligations which may now or hereafter exist in respect of pension, retirement or other similar plans of an Obligor or any Restricted Subsidiary .

     “Debt Prepayment Application” means, with respect to any Transfer of property constituting an Asset Disposition, the application by an Obligor of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt (other than Senior Debt owing to an Obligor, any of its Subsidiaries or any Affiliate) on a pro rata basis based on the unpaid respective principal amounts of each instrument evidencing Senior Debt; provided, that in the event such Senior Debt would otherwise permit the reborrowing of such Debt by such Obligor, the commitment to relend such Debt shall be permanently reduced by the amount of such Debt Prepayment Application.

     “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     “Default Rate” means that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.00% over the rate of interest publicly announced by US Bank, N.A. in Lincoln, Nebraska as its “base” or “prime” rate.

     “Department of the Treasury Rule” means Blocked Persons, Specially Designated Nationals, Specially Designated Terrorists, Foreign Terrorist Organizations, and Specially Designated Narcotic Traffickers: Additional Designations of Terrorism-Related Blocked Persons, 66 Fed. Reg. 54404 (2001 to be codified at appendix A to 31 CFR Chapter V), as amended.

     “Disposition Value” means, at any time, with respect to any property

     (a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

     (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such Subsidiary Stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock or similar equity interests of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock or similar equity interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

     “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     “Event of Default” is defined in Section 11.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” means, as of any date of determination and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

     “Funded Debt” shall mean all Debt which would, in accordance with GAAP, constitute long term debt including: (a) any Debt with a maturity of more than one year after the creation of such Debt, (b) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which pursuant to its terms would constitute long term Debt in accordance with GAAP, (c) any Capital Lease obligation and (d) any Guaranty with respect to Funded Debt of another Person. Notwithstanding anything to the contrary contained herein, any Debt outstanding under a revolving credit or similar agreement providing for borrowings which is paid down for a period of 30 consecutive days during any 12 month period (and not merely refinanced with a short term credit facility) will not be deemed to constitute Funded Debt.

     “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

     “Governmental Authority” means

     (a) the government of

     (i) the United States of America or any State or other political subdivision thereof, or

     (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

     (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     “Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

     (a) to purchase such indebtedness or obligation or any property constituting security therefor;

     (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

     (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

     (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     “Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

     “Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 10% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     “Investments” mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise; provided, however, that “Investments” shall not mean or include routine investments in property to be used or consumed in the ordinary course of business.

     “Lease Rentals” means, with respect to any period, the sum of the rentals and other obligations required to be paid during such period by the Company or any Restricted Subsidiary as lessee under all leases of real or personal property (other than Capital Leases), excluding any amount required to be paid by the lessee on the count of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, provided, that, if at the date of determination, any such rental or other obligations are contingent or not otherwise definitely determinable by the terms of the related lease, the amount of such obligations (i) shall be assumed to be equal to the amount of such obligations for the period of 12 consecutive calendar months immediately preceding the date of determination of (ii) if the related lease was not in effect during such preceding 12-month period, shall be the amount estimated by a Senior Financial Officer of the Company on a reasonable basis in good faith.

     “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     “Make-Whole Amount” is defined in Section 8.7 for purposes of the Series 2006-A Notes, and in connection with each other series of Notes, the make-whole amount, breakage or other amount provided for in the respective Supplement in respect of such other series of Notes and including any applicable modified make-whole amount.

     “Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Restricted Subsidiaries taken as a whole.

     “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

     “Memorandum” is defined in Section 5.3.

     “Minority Interests” mean any shares of stock of any class of a Subsidiary (other than directors’ qualifying shares as required by law) that are not owned by an Obligor and/or one or more of its Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock.

     “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

     “Net Proceeds Amount” means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

     (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) allocated to such Person in respect of such Transfer, net of any applicable taxes incurred in connection with such Transfer, minus

     (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

     “1995 Note Agreements” means those certain separate Note Agreements dated as of January 1, 1995 between the noteholders set forth in Schedule A attached thereto and the Company, as amended.

     “Notes” is defined in Section 1.

     “Obligors” is defined in the preamble of this Agreement and shall include any other party that is a party to a joinder agreement executed pursuant to Section 9.8(d).

     “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of each Obligor whose responsibilities extend to the subject matter of such certificate.

     “Other Agreements” is defined in Section 2.1.

     “Other Purchasers” is defined in Section 2.1.

     “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by an Obligor or any ERISA Affiliate or with respect to which an Obligor or any ERISA Affiliate may have any liability.

     “Priority Debt” means the sum, without duplication, of (i) Debt of the Company secured by Liens not otherwise permitted by clauses (a) through (h) of Section 10.3; and (ii) all Debt of Restricted Subsidiaries (other than to the Company or another Restricted Subsidiary) excluding unsecured Debt of Restricted Subsidiaries under each of (a) this Agreement and the Notes, (b) the Credit Agreement, (c) the 1995 Note Agreements and (d) the 2002 Note Agreements (but, in each case, only with respect to Restricted Subsidiaries that are Obligors under this Agreement).

     “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     “Property Reinvestment Application” means, with respect to any Transfer of property constituting an Asset Disposition, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by an Obligor or any of its Restricted Subsidiaries of operating assets for an Obligor or any Restricted Subsidiary to be used in the principal business of such Person.

     “QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     “Required Holders” means, at any time, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Obligors or any of their Affiliates).

     “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement of the Company unless the text otherwise designates.

      “Restricted Subsidiary” means any Subsidiary which has been designated (or deemed designated) as a “Restricted Subsidiary” as of the date of the Closing or pursuant to and in accordance with the provisions of Section 9.8 if and so long as such Restricted Subsidiary has not been properly re-designated as an Unrestricted Subsidiary.

     “SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

     “Securities Act” means the Securities Act of 1933, as amended from time to time.

     “Security” has the same meaning as Section 2(1) of the Securities Act.

     “Senior Debt” shall mean and include (i) any Debt of an Obligor (other than Debt owing to any Subsidiary or Affiliate) which is not expressed to be junior or subordinate to any other Debt of such Obligor, and (ii) any Debt of a Restricted Subsidiary (other than Debt owing to an Obligor, any other Subsidiary or any Affiliate).

     “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company unless the text otherwise designates.

     “Series 2006-A Notes” is defined in Section 1.

     “Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

     “Subsidiary Stock” means, with respect to any Person, the stock (or any options or warrants to purchase stock or similar equity interests or other Securities exchangeable for or convertible into stock or similar equity interests) of any Subsidiary of such Person.

     “Supplement” is defined in Section 2.2.

     “Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

     “2002 Note Agreements” means those certain separate Note Agreements dated as of September 5, 2002 between the noteholders set forth in Schedule A attached thereto, the Company, and certain other parties thereto, as amended.

     “Unrestricted Subsidiary” means any Subsidiary which has been designated as an “Unrestricted Subsidiary” as of the date of the Closing or pursuant to and in accordance with the provisions of Section 9.8 if and so long as such Unrestricted Subsidiary has not been properly re-designated as a Restricted Subsidiary.

     “WFB” means World’s Foremost Bank, N.A., a national banking association.

     “Wholly-Owned Restricted Subsidiary” means, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Obligors and the Obligor’s other Wholly-Owned Restricted Subsidiaries at that time.

SUBSIDIARIES AND AFFILIATES OF EACH OBLIGOR AND
OWNERSHIP OF SUBSIDIARY AND AFFILIATE STOCK

I. Subsidiaries which are 100% owned Cabela’s Incorporated:

	JURISDICTION OF	NO. OF SHARES HELD BY
SUBSIDIARY	ORGANIZATION	CABELA’S INCORPORATED
A. Cabela’s Retail, Inc.	Nebraska	10,000

B. Van Dyke Supply Company, Inc.	South Dakota	1,000

C. Cabela’s Ventures, Inc.	Nebraska	10,000

D. Cabela’s Outdoor Adventures, Inc.	Nebraska	10,000

E. Cabela’s Catalog, Inc.	Nebraska	10,000

F. Cabela’s Wholesale, Inc.	Nebraska	10,000

G. Cabela’s Marketing and Brand Management, Inc.	Nebraska	10,000

H. Cabelas.com, Inc.	Nebraska	10,000

I. Cabela’s Hong Kong, Limited	Hong Kong SAR	10,000

J. World’s Foremost Bank*	Nebraska Chartered	20,544
	Bank

* Except for directors’ qualifying shares. One share is held by each of the six directors. Note: these six shares will be transferred to Cabela’s Incorporated on February 15, 2006. After such transfer, Cabela’s Incorporated will hold 20,550 shares.

II. Subsidiaries which are 100% owned by Cabela’s Retail, Inc.:

A. Wild Wings, LLC	Minnesota	100% of Units

B. Cabela’s Retail GP, LLC	Nebraska	100% of Units

SCHEDULE 5.4
(to Note Purchase Agreement)

C. CRLP, LLC		Nebraska	100% of Units

D. Cabela’s Retail LA, LLC		Nebraska	100% of Units

E. Cabela’s Retail MO, LLC		Nebraska	100% of Units

III. Subsidiary which is 100% owned by Cabela’s Ventures, Inc.:

A. Cabela’s Lodging, LLC		Nebraska	100% of Units

IV. Subsidiary which is 100% owned by Cabela’s Wholesale, Inc.:

A. TS Manufacturing, LLC		Nebraska	100% of Units

V. Subsidiary which is 100% owned by Van Dyke Supply Company, Inc.:

A. Original Creations, LLC		Minnesota	100% of Units

B. Legacy Trading Company		South Dakota	100% of Shares

VI. Subsidiary which is 100% owned by Cabela’s Outdoor Adventures, Inc.:

A. Cabela’s Trophy Properties, LLC		Nebraska	100% of Units

VII. Subsidiary which is 99.9% owned by CRLP, LLC and 0.1% owned by Cabela’s Retail GP, LLC.:

A. Cabela’s Retail TX, L.P.		Nebraska	100% of Units

VIII. Subsidiary which is 100% owned by World’s Foremost Bank:

A.	WFB Funding Corporation	Nebraska	100% of Shares

IX. Subsidiary which is 60% owned by World’s Foremost Bank and 40% owned by WFB Funding Corporation:

A.	WFB Funding, LLC	Nebraska	100% of Units

5.4-2

X. Affiliate which is 33.3% owned by Cabela’s Ventures, Inc.:

A. Three Corners, L.L.C.	Minnesota	33.3% of Units

OFFICERS OF CABELA’S INCORPORATED AND ITS SUBSIDIARIES

CABELA’S INCORPORATED
Officers		Directors
Richard N. Cabela	Chairman of the Board	Richard N. Cabela
James W. Cabela	Vice Chairman of the Board	James W. Cabela
Dennis Highby	President and CEO	Dennis Highby
Michael Callahan	Senior Vice President	Michael R. McCarthy
Patrick A. Snyder	Senior Vice President	Reuben Mark
Ralph W. Castner	Vice President and CFO	John Gottschalk
Brian J. Linneman	Vice President and COO	Theodore M. Armstrong
Nick Wilson	Vice President	Stephen P. Murray
Angelo Sakis	Vice President	Gerald E. Matzke (emeritus director)
Joe Friebe	Vice President
Ron Spath	Vice President
Roger Verhulst	Vice President
Reed Gilmore	Secretary
Brent LaSure	Assistant Secretary

CABELA’S CATALOG, INC.
Officers		Directors
Dennis Highby	President	Dennis Highby
Joe Friebe	Vice President	Joe Friebe
Ron Spath	Vice President	Ron Spath
Ralph W. Castner	Secretary and Treasurer

CABELAS.COM, INC.
Officers		Directors
Dennis Highby	President	Dennis Highby
Patrick A. Snyder	Senior Vice President	Patrick A. Snyder
Tom Rosdail	Vice President	Tom Rosdail
Ralph W. Castner	Secretary and Treasurer

CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
Officers		Directors
Dennis Highby	President	Dennis Highby
Michael Callahan	Senior Vice President	Michael Callahan
Ralph W. Castner	Vice President, Secretary and Treasurer	Ralph W. Castner

5.4-3

CABELA’S OUTDOOR ADVENTURES, INC.
Officers		Directors
Dennis Highby	President	Dennis Highby
Michael Callahan	Senior Vice President	Michael Callahan
Gregg Severinson	Vice President	Gregg Severinson
Ralph W. Castner	Secretary and Treasurer

CABELA’S RETAIL, INC.
Officers		Directors
Dennis Highby	President	Dennis Highby
Michael Callahan	Senior Vice President	Michael Callahan
Tim Holland	Vice President	Tim Holland
Ralph W. Castner	Secretary and Treasurer

CABELA’S VENTURES, INC.
Officers		Directors
Michael Callahan	President	Michael Callahan
Dennis Highby	Vice President	Dennis Highby
Kevin Rhodes	Vice President	Kevin Rhodes
Ralph W. Castner	Secretary and Treasurer

CABELA’S WHOLESALE, INC.
• Officers		Directors
Dennis Highby	President	Dennis Highby
Patrick A. Snyder	Senior Vice President	Patrick A. Snyder
Nick Wilson	Vice President	Nick Wilson
Angelo Sakis	Vice President	Angelo Sakis
Brian J. Linneman	Vice President
Ralph W. Castner	Secretary and Treasurer

LEGACY TRADING COMPANY
Officers		Directors
Dennis Highby	President	Dennis Highby
Fred Neal	Vice President	Fred Neal
Ralph W. Castner	Secretary and Treasurer	Ralph W. Castner

VAN DYKE SUPPLY COMPANY, INC.
Officers		Directors
Dennis Highby	President	Dennis Highby
Mike Wieser	Vice President	Ralph W. Castner
Fred Neal	Vice President	Mike Wieser
Ryan Watchorn	Vice President	Fred Neal
Ralph W. Castner	Secretary and Treasurer	Ryan Watchorn

5.4-4

CABELA’S LODGING, LLC
Officers		Governors (Board of Governors)
Michael Callahan	President and Manager	Michael Callahan
Dennis Highby	Vice President and Manager	Dennis Highby
Kevin Rhodes	Vice President and Manager	Kevin Rhodes
Ralph W. Castner	Secretary and Treasurer

CABELA’S RETAIL GP, LLC
Officers		Managers (Management Committee)
Dennis Highby	President	Dennis Highby
Michael Callahan	Senior Vice President	Michael Callahan
Tim Holland	Vice President	Tim Holland
Ralph W. Castner	Secretary and Treasurer

CABELA’S RETAIL LA, LLC
Officers		Managers (Management Committee)
Dennis Highby	President	Dennis Highby
Michael Callahan	Senior Vice President	Michael Callahan
Tim Holland	Vice President	Tim Holland
Ralph W. Castner	Secretary and Treasurer

CABELA’S RETAIL TX, L.P.
General Partner	Limited Partner
Cabela’s Retail GP, LLC	CRLP, LLC

CABELA’S TROPHY PROPERTIES, LLC
Officers		Governors (Board of Governors)
Michael Callahan	President and Manager	Dennis Highby
Gregg Severinson	Vice President and Manager	Michael Callahan
Ralph W. Castner	Secretary and Treasurer	Gregg Severinson
Ralph W. Castner

CRLP, LLC
Officers		Managers (Management Committee)
Dennis Highby	President	Dennis Highby
Michael Callahan	Senior Vice President	Michael Callahan
Tim Holland	Vice President	Tim Holland
Ralph W. Castner	Secretary and Treasurer

ORIGINAL CREATIONS, LLC
Officers		Governors (Board of Governors)
Dennis Highby	President and Manager	Dennis Highby
Mike Wieser	Vice President and Manager	Mike Wieser

5.4-5

Ryan Watchorn	Vice President and Manager	Ryan Watchorn
Ralph W. Castner	Secretary and Treasurer

THREE CORNERS, L.L.C.
Officers
Thomas J. Schrade	President
Kevin Rhodes	Secretary and Treasurer

WILD WINGS, LLC
Officers		Governors (Board of Governors)
Dennis Highby	President and Manager	Doug Zingula
Randy Eggenberger	Vice President and Manager	Sean Baker
Joe Friebe	Vice President and Manager	Joe Friebe
Doug Zingula	Vice President and Manager	Roger Verhulst
Sean Baker	Vice President and Manager	Randy Carlson
Ralph W. Castner	Secretary and Treasurer	Bryan Stave

WORLD’S FOREMOST BANK
Officers		Directors
Orrin A. Wilson	Chairman of the Board [interim]	James W. Cabela
Ralph W. Castner	Chief Executive Officer [interim]	Dennis Highby
Thomas M. Boatman	President [interim],	Thomas M. Boatman
	Vice President COO and Secretary	Ralph W. Castner
Kevin Werts	Vice President, CFO and Treasurer	Michael R. McCarthy
Sue Saathoff	Vice President	Orrin A. Wilson
Sherry Hartwig	Vice President
Randy Gould	Vice President of Marketing
Michael Holzfaster	Vice President of Co-Brand Marketing
• Management Committee
Scott Wanetka	Vice President	Dennis Highby
Cindy Fulton-Serrano	Cashier	Ralph W. Castner
Patrick A. Snyder
Michael Callahan
Thomas M. Boatman
Kevin Werts

WFB FUNDING CORPORATION
Officers		Directors
Thomas M. Boatman	President	Thomas M. Boatman
Kevin Werts	Secretary and Treasurer	Kevin Werts
Frank B. Bilotta
Timothy O’Connor

5.4-6

WFB FUNDING, LLC
Managing Member
WFB Funding Corporation

CABELA’S RETAIL MO,
LLC
Officers		Managers (Management Committee)
Dennis Highby	President	Dennis Highby
Michael Callahan	Senior Vice President	Michael Callahan
Tim Holland	Vice President	Tim Holland
Ralph W. Castner	Secretary and Treasurer

5.4-7

FINANCIALS
1.	10-Q filed on November 4, 2005 for the Third Quarter of 2005.

2.	10-Q filed on August 5, 2005 for the Second Quarter of 2005.

3.	10-Q filed on May 12, 2005 for the First Quarter of 2005.

4.	10-K filed on March 21, 2005 for Calendar Year 2004.

SCHEDULE 5.5
(to Note Purchase Agreement)

EXISTING DEBT

A. FINANCING STATEMENTS

DEBTOR: CABELA’S INCORPORATED

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS

DELAWARE

Secretary of	UCC	8/30/2004	4244327 5	Lessor: Citicorp Leasing, Inc.	1 – new factory
State through					CAT model #
2/7/2006					FC48HD, s/n
489207 – steel
main broom

	UCC	9/21/2004	4264402 1	Lessor: U.S. Bancorp	Fax/scan/finisher;
Sharp AR-
M35OU with
finisher, per Lease
#430542 SHARP
AR-M35ON ITH

	UCC	4/5/2005	5103255 7	GE Commercial Distribution	Al inventory,
				Finance Corporation	equipment &
fixtures of D.
financed in whole
or in part by S.P.
(see attached
Addendum for
complete
description)

	UCC	5/7/2005	5140897 1	Lessor: Dell Financial	All computer
				Services, L.P.	equipment &
peripherals
referenced in that
certain Extended
Terms Payment
Agmt #4176513-
002 dtd Jan. 19,
2005

SCHEDULE 5.15
(to Note Purchase Agreement)

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
NEBRASKA

Secretary of	UCC	2/9/1998	9998758901	Lessor: Colorado National	All equipment,
State through				Leasing, Inc.	machinery
2/8/2006					furniture and
				Lessor changed to US	fixtures leased
				Bancorp Equipment Finance	from Colorado
				2/5/2003	National Leasing

Continued
2/5/2003

	UCC	9/28/1998	9998783350	Lessor: U.S. Bancorp Leasing	Computer
				& Financial	equipment and
proceeds of
				Lessor changed to US	collateral.
				Bancorp Equipment Finance	Contract No.
				8/7/2003	0002916-001

Continued
8/7/2003

	UCC	2/22/2001	9901119086	Lessor: Wells Fargo Financial	2 Savin 9935DPE
				Leasing, Inc.	copiers

	UCC	9/14/2001	9901166352-3	Transamerica Commercial	Inventory
				Finance Corporation	financed by
Secured Party
(blanket UCC on
the inventory)

	UCC	9/14/2001	9901166369-8	IBM Credit Corporation	Specific computer
equipment leased
by Secured Party

	UCC	11/29/2001	9901179987-3	U.S. Bancorp Oliver Allen	Computer
				Technology Leasing	equipment leased
by Secured Party

Amended
12/31/2001 to
fully describe
leased equipment

5.15-2

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS

	UCC	1/17/2002	9902189600-9	Deutsche Financial Services	Blanket UCC
Corporation

Secured Party amended to GE
Commercial Distribution
Finance Corp 1/17/2002

	UCC	2/27/2002	9902198381-4	De Lage Landen Financial	Computer
				Services, Inc.	equipment leased
by Secured Party
Assigned to EMC Corporation
on initial financing statement

	UCC	3/11/2002	9902200881-9	De Lage Landen Financial	Computer
				Services, Inc.	equipment leased
by Secured Party
Assigned to EMC Corporation
on initial financing statement

	UCC	12/12/2002	9902248171-0	U.S. Bancorp Oliver Allen	Computer
				Technology Leasing	equipment leased
by Secured Party

Amended
1/30/2003 to fully
describe leased
equipment

	UCC	1/8/2003	9903252071-6	IBM Credit Corporation	Specific computer
equipment leased
by Secured Party

	UCC	7/18/2003	9903286230-4	U.S. Bancorp Oliver Allen	Computer
				Technology Leasing	equipment leased
by Secured Party

Amended
8/27/2003 to fully
describe leased
equipment

5.15-3

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
	UCC	10/16/2003	9903299502-6	U.S. Bancorp Oliver Allen	Computer
				Technology Leasing	equipment leased
by Secured Party

Amended
11/24/2003 to
fully describe
leased equipment

	UCC	10/24/203	9903300744-2	Brunswick Acceptance	Blanket UCC
Company, LLC

	UCC	11/24/2003	9903305324-7	U.S. Bancorp Oliver Allen	Computer
				Technology Leasing	equipment leased
by Secured Party

	UCC	3/9/2004	9904322334-1	RDO Material Handling	Hyster H50XM
Forklift

	UCC	9/2/2004	9904348852-9	Delphi Automotive Systems	Inventory sold to
				LLC	Debtor by Secured
Party

	UCC	5/5/2005	9905392457-7	U.S. Bancorp Oliver Allen	Computer
				Technology Leasing	equipment leased
by Secured Party

Amended
6/28/2005 to fully
describe leased
equipment

5.15-4

DEBTOR: CABELA’S RETAIL, INC.

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS

NEBRASKA

Secretary of	UCC	2/18/2003	9903258601-7	Wood Manufacturing Co.	‘03 620VS Ranger
State through				Inc.	boat, s/n
2/8/2006					RNG6Z051L203

	UCC	3/31/2003	9903266536-8	Wood Manufacturing Co.,	‘03 519VX
				Inc.	Ranger boat, s/n
RNG7F141A303;

‘03 Ranger trail
trailer, ID
#4WRBD1812310
95046

	UCC	12/2/2005	990542994-4	Brunswick Acceptance	Blanket UCC
Company, LLC

	UCC	9/21/2005	9805260602-5	GE Commercial Distribution	Inventory
				Finance Corporation	financed by
Secured Party

	UCC	12/5/2005	9805269798-7	GE Commercial Distribution	Blanket UCC
Finance Corporation

DEBTOR: VAN DYKE SUPPLY COMPANY,INC.

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
South Dakota

Secretary of	UCC	NO FILINGS
State through
2/8/2006

DEBTOR: CABELA’S VENTURES,INC.

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska

Secretary of	UCC	NO FILINGS
State through
2/8/2006

5.15-5

DEBTOR: CABELA’S OUTDOOR ADVENTURES, INC.

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

DEBTOR: CABELA’S CATALOG, INC.

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

DEBTOR: CABELA’S WHOLESALE, INC.

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

5.15-6

DEBTOR:	CABELA’S MARKETING AND BRAND MANAGEMENT, INC., F/K/A CABELA’S PROMOTIONS, INC.

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS UNDER
State through		CABELA’S MARKETING
2/8/2006		AND BRAND
MANAGEMENT
Cabela’s	UCC	2/18/2003	9903258600-5	Wood Manufacturing Co.,	2002 620V
Promotions,				Inc.	Ranger Boat and
Inc.					Trailer

DEBTOR: CABELAS.COM, INC.

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

5.15-7

DEBTOR: WORLD’S FOREMOST BANK

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	3/21/2001	9901126522	U.S. Bank National	Receivables
State through				Association, as Trustee	pursuant to
2/8/2006					Pooling and
Servicing
Agreement dated
3/23/2001

	UCC	4/6/2001	9901130957	Wells Fargo Bank Nebraska	Accounts
excluding those
subject to
Pooling and
Servicing
Agreement dated
3/23/2001

Terminated
10/12/2001, but
continued
11/8/2005

	UCC	6/27/2001	9901152443	U.S. Bank National	Receivables
				Association, as Trustee	pursuant to
Assignment No.
1 of Receivables
in Additional
Accounts dated
6/28/2001

	UCC	11/1/2001	9901175453-8	U.S. Bank National	Receivables
				Association	pursuant to
Assignment No.
2 of Receivables
in Additional
Accounts dated
11/2/2001

	UCC	12/26/2001	9901185121-7	U.S. Bank National	Receivables
				Association	pursuant to
Assignment No.
3 of Receivables
in Additional
Accounts dated
12/27/2001

	UCC	3/26/2002	9902204695-8	U.S. Bank National	Receivables
				Association	pursuant to
Assignment No.
4 of Receivables
in Additional
Accounts dated
3/28/2002

5.15-8

UCC	6/24/2002	9902222717-8	U.S. Bank National	Receivables
			Association	pursuant to
Assignment No.
5 of Receivables
in Additional
Accounts dated
6/26/2002

UCC	9/19/2002	9902236204-7	U.S. Bank National	Receivables
			Association	pursuant to
Assignment No.
6 of Receivables
in Additional
Accounts dated
9/24/2002

UCC	12/16/2002	9902248667-1	U.S. Bank National	Receivables
			Association	pursuant to
Assignment No.
7 of Receivables
in Additional
Accounts dated
12/19/2002

UCC	2/4/2003	9903256305-7	U.S. Bank National	Receivables
			Association	pursuant to
Receivables
			WFB Funding, LLC,	Purchase
			Assignor Secured Party	Agreement dated
2/4/2003 and
Amended and
Restated Pooling
and Servicing
Agreement dated
2/4/2003

5.15-9

UCC	7/14/2003	9903285380-0	U.S. Bank National	Receivables
			Association	pursuant to
Receivables
			WFB Funding, LLC,	Purchase
			Assignor Secured Party	Agreement dated
2/4/2003 and
Amended and
Restated Pooling
and Servicing
Agreement dated
2/4/2003

UCC	7/14/2003	9903285381-2	U.S. Bank National	Continuation in
			Association, as Trustee	lieu

Receivables
pursuant to
Pooling and
Servicing
Agreement dated
3/23/2001,
Receivables
pursuant to
Assignment No.
1 of Receivables
in Additional
Accounts dated
6/28/2001 and
Receivables
pursuant to
Assignment No.
2 of Receivables
in Additional
Accounts dated
11/2/2001

UCC	7/14/2003	9903285382-4	U.S. Bank National	Continuation in
			Association, as Trustee	lieu

Receivables
pursuant to
Assignment No.
2 of Receivables
in Additional
Accounts dated
11/2/2001

5.15-10

UCC	7/14/2003	9903285385-0	U.S. Bank National	Continuation in
			Association, as Trustee	lieu

Receivables
pursuant to
Assignment No.
5 of Receivables
in Additional
Accounts dated
6/26/2002

UCC	7/14/2003	9903285388-6	U.S. Bank National	Continuation in
			Association	lieu

			WFB Funding, LLC,	Receivables
			Assignor Secured Party	pursuant to
Receivables
Purchase
Agreement dated
2/4/2003 and
Amended and
Restated Pooling
and Servicing
Agreement dated
2/4/2003

UCC	7/14/2003	9903285384-8	U.S. Bank National	Continuation in
			Association	lieu

Receivables
pursuant to
Assignment No.
4 of Receivables
in Additional
Accounts dated
3/28/2002

5.15-11

UCC	7/14/2003	9903285383-6	U.S. Bank National	Continuation in
			Association	lieu

Receivables
pursuant to
Assignment No.
3 of Receivables
in Additional
Accounts dated
12/27/2001
UCC	7/14/2003	9903285387-4	U.S. Bank National	Continuation in
			Association	lieu

Receivables
pursuant to
Assignment No.
7 of Receivables
in Additional
Accounts dated
12/19/2002
UCC	7/14/2003	9903285386-2	U.S. Bank National	Continuation in
			Association	lieu

Receivables
pursuant to
Assignment No.
6 of Receivables
in Additional
Accounts dated
9/24/2002
UCC	7/30/2004	9904344412-3	Sherman Originator	Debtors’ right to
Purchased
Accounts

5.15-12

DEBTOR: WFB FUNDING CORPORATION

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

DEBTOR: WFB FUNDING, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	2/4/2003	9903256306-9	US Bank National	Receivables
State through				Association	pursuant to
2/8/2006					Amended and
Restated
Pooling and
Servicing
Agreement
dated 2/4/2003

	UCC	4/29/2003	9903271697-5	US Bank National	Receivables
				Association	pursuant to
Assignment No.
8 of Receivables
in Additional
Accounts dated
4/29/2003

	UCC	6/23/2003	9903281920-2	US Bank National	Receivables
				Association	pursuant to
Assignment No.
9 of Receivables
in Additional
Accounts dated
6/25/2003

	UCC	9/18/2003	9903295480-4	US Bank National	Receivables
				Association	pursuant to
Assignment No.
10 of
Receivables in
Additional
Accounts dated
9/23/2003

5.15-13

UCC	12/15/2003	9903308312-5	US Bank National	Receivables
			Association	pursuant to
Assignment No.
11 of
Receivables in
Additional
Accounts dated
12/18/2003

UCC	3/18/2004	9904323867-1	US Bank National	Receivables
			Association	pursuant to
Assignment No.
12 of
Receivables in
Additional
Accounts dated
3/25/2004

UCC	4/14/2004	9904328350-1	US Bank National	Debtors right in
			Association, as Indenture	Series 2004-1
			Trustee	Certificate
issued
			Cabela’s Credit Card Master	4/14/2004
Note Trust, Assignor
Secured Party

UCC	6/21/2004	9904339086-3	US Bank National	Receivables
			Association	pursuant to
Assignment No.
13 of
Receivables in
Additional
Accounts dated
6/24/2004

UCC	9/24/2004	9904352131-7	US Bank National	Receivables
			Association	pursuant to
Assignment No.
14 of
Receivables in
Additional
Accounts dated
9/29/2004

5.15-14

UCC	12/22/2004	9904367559-0	US Bank National	Receivables
			Association	pursuant to
Assignment No.
15 of
Receivables in
Additional
Accounts dated
12/28/2004

UCC	3/18/2005	9905384790-3	US Bank National	Receivables
			Association	pursuant to
Assignment No.
16 of
Receivables in
Additional
Accounts dated
3/24/2005

UCC	6/24/2005	9905400679-8	US Bank National	Receivables
			Association	pursuant to
Assignment No.
17 of
Receivables in
Additional
Accounts dated
6/29/2005

UCC	9/22/2005	9905413710-1	US Bank National	Receivables
			Association	pursuant to
Assignment No.
18 of
Receivables in
Additional
Accounts dated
9/29/2005

UCC	12/7/2005	9905426028-9	US Bank National	Receivables
			Association	pursuant to
Assignment No.
19 of
Receivables in
Additional
Accounts dated
12/13/2005

5.15-15

DEBTOR: WILD WINGS, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
MINNESOTA					COMMENTS

Sec. of State	UCC	Mar. 8, 2002	20023347856	Lessor: General	Equipment & associated items
through				Electric Capital	& licenses &/or sublicenses to
2/7/2006				Corporation	use any computer programs &
related documentation subject
to Lease Agmt #6684604

DEBTOR: CABELA’S LODGING, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	12/3/1999	9999925582	Cabela’s Ventures, Inc.	Blanket UCC
State through
2/8/2006					Continued
8/4/2004

DEBTOR: CABELA’S TROPHY PROPERTIES, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

5.15-16

DEBTOR: CABELA’S RETAIL TX, L.P.

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

DEBTOR: ORIGINAL CREATIONS, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Minnesota
Secretary of	UCC	NO FILINGS
State through
2/7/2006

DEBTOR: CABELA’S RETAIL GP, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

DEBTOR: CRLP, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

5.15-17

DEBTOR: CABELA’S RETAIL LA, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

DEBTOR: TS MANUFACTURING, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

DEBTOR: LEGACY TRADING COMPANY

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
South Dakota
Secretary of	UCC	NO FILINGS
State through
2/8/2006

DEBTOR: CABELA’S RETAIL MO, LLC

JURISDICTION	INDICES	FILING DATE	FILE NO.	SECURED PARTY	COLLATERAL/
COMMENTS
Nebraska
Secretary of	UCC	NO FILINGS
State through
2/8/2006

5.15-18

B. CONTINGENT LIABILITIES

     1. Under Sections 2.2.2 and 2.2.3 of the Specific Venture Agreement dated November 2, 2001 (the “Agreement”) between Cabela’s Retail, Inc. (“CRI”) and the Unified Government of Wyandotte County/Kansas City Kansas (“UG”), as amended by that certain First Amendment to Specific Venture Agreement dated February 7, 2003, Second Amendment to Specific Venture Agreement dated May 25, 2004, and Third Amendment to Specific Venture Agreement dated July 1, 2005, in connection with the development of the Kansas City retail store, the UG has a reversionary interest in the Pad Sites (as defined in the Agreement) and can exercise said reversionary interest rights in the event that construction is not commenced on any or all of the Pad Sites within seven (7) years and six (6) months of the Grand Boulevard Completion Date (as defined in the Agreement). Said reversionary rights are also set forth in that certain Special Warranty Deed dated November 2, 2001 from the UG (as Grantor) to CRI (as Grantee). As of December 19, 2005, all of the Pad Sites have been sold by CRI, but Lots 2 and 5 are still under development by their respective owners. In addition, if at any time after seven (7) years and six (6) months of the Grand Completion Date, CRI ceases to operate the Retail Store (as defined in the Agreement) in a dignified quality manner or abandons the Retail Store, the UG has the option to purchase the Retail Store for fair market value. Finally, CRI must obtain the approval of the UG to transfer the Specific Venture (as defined in the Agreement) unless the transfer is part of a sale of the assets of CRI and its affiliates to a transferee that is a recognized high quality retailer similar in size and ability to generate sales as CRI with a net worth at least equal to CRI and its affiliates who unconditionally assumes CRI’s obligations under the Agreement.

     2. Cabela’s Incorporated (“Cabela’s”) has entered into Development Agreements with the City of Prairie du Chien, Wisconsin (“PDC”) from 1997 to 2001 under which PDC has provided tax increment financing in the total sum of $8,104,700 in connection with the retail store and distribution facility in PDC. Cabela’s has purchased $5,104,700 of the bonds issued pursuant to said Development Agreements. In the event that the real estate tax revenues are insufficient to pay the annual debt service required under the bonds, Cabela’s has agreed to advance PDC the sums necessary to pay any shortfall.

     3. Cabela’s has agreed to convey certain industrial tracts in Prairie du Chien, Wisconsin to the City if Cabela’s and the City fail to agree on a development concept for such lots by December 31, 2004. The City verbally extended this deadline for an indeterminate period of time in order to further entertain proposals from Cabela’s with respect to these tracts. To date, the City and Cabela’s have not resolved negotiations with respect to these tracts.

     4. Under a Development Agreement dated April 8, 1997 between the Economic Development Authority of the City of Owatonna, Minnesota (“City”), County of Steele (“County”) and Three Corners, L.L.C., if the City contributions and County contributions are less than the amount necessary to pay the current amount due under the current special assessments due in connection with the development of the infrastructure of the project, CRI is obligated, under an Assignment and Assumption Agreement dated June 25, 1998, to pay any shortfalls with respect to the Cabela’s Subproject.

5.15-19

     5. Cabela’s has entered into a Visa U.S.A., Inc. Non-Financial Institution Guaranty under which Cabela’s guaranties any settlement obligations of WFB to VISA.

     6. CRI and Utah County, Utah (“County”) entered into that certain County Nature Museum Purchase and Development Agreement (Utah County, Utah) dated October 12, 2004 (the “Agreement”), whereby CRI agreed to build a Cabela’s retail store and employ a certain number of full-time equivalent employees in Lehi, Utah by June 30, 2006. The store opened on August 25, 2005. If CRI does not keep the store open for a period of five (5) years, CRI is obligated to pay $200,000 to the County for each year that the retail store is closed prior to its fifth anniversary. If CRI does not attain the employee level described above, the County may have a cause of action under Utah law.

     7. CRI and Lehi City, Utah County, Utah (“City”) entered into that certain Development Agreement (Lehi City, Utah) on October 12, 2004 (the “Agreement”), whereby CRI agreed to build a Cabela’s retail store and employ a certain number of full-time equivalent employees in Lehi, City by June 30, 2006. If CRI does not attain the specified employee levels, the City may have a cause of action under Utah law.

     8. CRI, Coor’s and The City of Wheat Ridge, a Colorado municipal corporation (“City”) entered into that certain Annexation and Development Agreement dated December 20, 2004, as amended (the “Agreement”), whereby CRI agreed to build a Cabela’s retail store and employ a certain number of full-time equivalent employees in the City by September 30, 2006. If CRI does not open the store by September 30, 2006 or attain the specified employee levels, the City may have a cause of action in accordance with Colorado law. It is currently contemplated that the Agreement will be amended to extend the store opening date until sometime in late 2007.

     9. CRI, the City of Fort Worth, Texas, Terrant County, Texas, and the Lone Star Local Government Corporation entered into that certain Master Economic Development Agreement dated effective as of July 1, 2004 (the “Agreement”), as amended, which was later assigned from CRI to Cabela’s Retail TX, LLC, a Nebraska limited liability company (“Cabela’s Retail TX”), whereby Cabela’s Retail TX agreed to build a Cabela’s retail store and: (i) employ sixty (60) full-time equivalent employees that are Fort Worth Residents (as defined in the Agreement) and at least ten (10) full-time equivalent employees that are Central City Residents (as defined in the Agreement) by December 31, 2006; (ii) spend up to $50,000,000 on construction of the retail store, with $8,500,000 of the Construction Costs (as defined in the Agreement) spent with Fort Worth Companies (as defined in the Agreement) and $2,500,000 of the Construction Costs spent with contractors that are Certified M/WBEs (as defined in the Agreement); and (iii) spend at least $15,000 with Fort Worth Companies for supplies and services on an annual basis and spend at least $5,000 for supplies and services with Certified M/WBEs on an annual basis. In the event that Cabela’s Retail TX does not meet its construction spending goals, employment goals, or supply and service goals as described above, Article 11 of the Agreement outlines certain amounts which would be assessed against Cabela’s Retail TX or which would result in a deduction from the various municipalities’ obligations to provide economic incentives to Cabela’s Retail TX.

5.15-20

     10. CRI, the City of Buda, Texas, Hays County, Texas, the City of Buda 4B Corporation and the Dupre Local Government Corporation entered into that certain Master Economic Development Agreement dated on or about May 14, 2004 (the “Agreement”), which was later assigned from CRI to Cabela’s Retail TX, whereby Cabela’s Retail TX agreed to build a Cabela’s retail store and employ a certain number of full-time equivalent employees. In the event that Cabela’s Retail TX does not obtain the employment level set forth in the Agreement, Cabela’s Retail TX shall reimburse to the applicable Governmental Unit (as defined in the Agreement) an amount equal to $5,000 per each full-time equivalent job below the number required.

     11. In six (6) of the Cabela’s retail store locations (SD, KS, PA, TX – 2, and UT) Cabela’s has declared a condominium on their building for purposes of separating out a portion of the retail store as a public museum. By doing so, Cabela’s has been able to obtain certain financing (normally in the form of bonds) and, in exchange for the financing, Cabela’s has deeded the museum to the local municipality that issued bonds. During the time when the municipality owns the museum, Cabela’s manages the museum in exchange for certain management fees that accrue. Cabela’s generally has an obligation in each of these locations to repurchase the museum back from the municipal owner after the bonds are paid off or otherwise expire in accordance with their terms. The purchase price for the museum is usually based upon fair market value at the time of the sale, and Cabela’s is to receive a credit against the purchase price in the amount of any accrued management fees. In the event that the accrued management fees do not match or exceed the price of the museum at the time the repurchase occurs, Cabela’s would be required to pay an amount equal to the difference between (i) the purchase price for the museum and (ii) the accrued management fees. The agreements were structured with the understanding that the accrued management fees would accumulate and pay for the museum at the time of the repurchase, but there is no way of knowing what the fair market value for the museums will be in the future and whether the accrued management fees will be enough to cover the costs for the museums.

     12. Cabela’s has received the following additional grant commitments, which are contingent upon the satisfaction of conditions specified in the respective grant agreements:

DESCRIPTION	AMOUNT
Mitchell Bonds	4,205,000

Sidney Construction Grant II	1,000,000

Sidney Construction Grant III	1,000,000

Woonsocket Site Improvements	500,000

East Grand Forks	3,256,994

Hamburg PA	1,200,000

5.15-21

DESCRIPTION	AMOUNT
North Platte	45,634

Grand Island	25,000

PDC 1996	2,445,000

PDC 1997	540,000

Owatonna	1,347,708

Lincoln	176,027

WFB portion of Lincoln	169,973

Texas Enterprise Fund	400,000

Sidney CDBG – Alco Grant	250,000

Washington County, Wisconsin	500,000

Sidney Construction Grant IV	100,000
(Boat addition/airplane purchase

TOTAL	17,161,336

     13. CRI has entered into a Development Agreement with the city of Rogers, Minnesota dated February 10, 2005 for financial incentives in an amount not to exceed $3,500,000 in the form of proceeds from an existing TIF district as well as real estate tax abatement. In return for the incentives, CRI is obligated to create and maintain 200 full time jobs at the project within two years of completion of the retail store. In the event that the job creation goals are not met, CRI is required to pro rata portion of the incentives.

     14. CRI has entered into a Development Agreement with Washington County, WI, dated November 22, 2005 in which approximately $4,000,000 in bonds will be issued to reimburse CRI for the cost of constructing and equipping public improvements within the project. In return, CRI is obligated to construct and open the retail store and operate the retail store continuously for at least five (5) years. In addition, in the event that annual gross sales from the retail store are insufficient to generate county sales tax revenues equal to the annual debt service on the bonds, CRI will pay any such shortfall. Further, in return for a grant in the amount of $750,000 from the Wisconsin Department of Commerce for infrastructure, CRI has agreed to create a total of 180 full time jobs within one year of the date the retail store opens to the public. The grant would have to be returned if the requisite jobs are not created.

5.15-22

     15. CRI has entered into a Development Agreement dated September 1, 2005 and a Ground Lease dated December 1, 2005, both with the City of Glendale, Arizona, which provides for up to $10,000,000 in bond proceeds for the acquisition of the property and completion of site work. In return, CRI has agreed to construct a 165,000 sq. ft. retail store and operate it at the site for a period of 20 years, as well as creating at least 375 full and part time jobs at the retail store. The land has been sold to the City Glendale and will be leased back pursuant to the Ground Lease. Should CRI Close the retail store prior to the end of the 20 year period or otherwise default on its obligations, CRI will be obligated to pay to the City an amount sufficient to defease the bonds.

     16. CRI has entered into two (2) separate purchase agreements, each dated as of March 7, 2005, as amended (the “Real Estate Purchase Agreements”), whereby CRI has the right to purchase approximately 30 acres of real estate in the City of Reno, County of Washoe, Nevada. The total purchase price for the real estate is approximately $5,150,000, and the purchase of said real estate is contingent upon CRI entering into an agreement with the City of Reno, Nevada and the Redevelopment Agency of the City of Reno, Nevada (the “Definitive Agreement”) with regard to certain bond financing in an amount up to $54,000,000. The Definitive Agreement has been generally negotiated between the parties, but is still subject to formal approval by the municipalities, which is anticipated to be complete by early March 2006. After the Definitive Agreement has been signed by all parties, CRI intends to close on the purchase of the approximately 30 acres of real estate as set forth in the Real Estate Purchase Agreements.

C. UNSECURED REVOLVING CREDIT FACILITY

     Unsecured revolving credit facility under that certain Second Amended and Restated Credit Agreement, dated July 15, 2005, by and between Cabela’s Incorporated, Cabela’s Retail, Inc., Van Dyke Supply Company, Inc., Cabela’s Ventures, Inc., Cabela’s Outdoor Adventures, Inc., Cabela’s Catalog, Inc., Cabela’s Wholesale, Inc., Cabela’s Marketing and Brand Management, Inc., Cabelas.com, Inc., Wild Wings, LLC, Cabela’s Lodging, LLC, Cabela’s Retail LA, LLC, Cabela’s Trophy Properties, LLC, Original Creations, LLC, Cabela’s Retail TX, L.P., Cabela’s Retail GP, LLC, CRLP, LLC, Legacy Trading Company (pursuant to a Joinder Agreement dated on or about February 22 2006) and Cabela’s Retail MO, LLC (pursuant to a Joinder Agreement dated on or about February 22 2006) (collectively, the “Borrowers”) and LaSalle Bank National Association, Wachovia Bank, Comerica Bank, Wells Fargo Bank, JP Morgan Chase Bank, Sovereign Bank and U.S. Bank National Association. On February 7, 2006 there was $61,179,000.00 outstanding on the line of credit. On February 6, 2006 there was $43,764,917.00 outstanding on letters of credit and standby letters of credit.

D. 1995 SENIOR NOTES

     Notes issued under Note Agreements, dated January 1, 1995, from the Borrowers to United of Omaha Life Insurance Company, Companion Life Insurance Company and Mutual of Omaha Insurance Company, as amended by that certain Amendment No. 1 to Note Agreements dated as of June 30, 1997, as amended by that certain Amendment No. 2 to Note Agreements dated as of September 1, 2000, as amended by that certain Amendment No. 3 to Note Agreements dated as of October 9, 2001, as amended by that certain Amendment No. 4 to Note Agreements dated as of September 5, 2002, as amended by that certain Amendment No. 5 to Note Agreements dated as of May 5, 2004, and as amended by that certain Amendment No. 6 to Note Agreements dated as of February 27, 2006.

5.15-23

E. 2002 SENIOR NOTES

     Notes issued under Note Agreements, dated September 5, 2002, as amended, from the Borrowers to Jackson National Life Insurance Company, Jackson National Life Insurance Company of New York, The Prudential Assurance Company Limited, AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, General Electric Capital Assurance Company, GE Life and Annuity Assurance Company, Teachers Insurance and Annuity Association of America, TIAA-CREF Life Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Provident Mutual Life Insurance Company, Pacific Life Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, MassMutual Asia Limited, and Principal Life Insurance Company.

F. OTHER LIENS

     1. Under the Note Purchase Agreements dated January 1, 1995 between certain of the Borrowers and United of Omaha Life Insurance Company, Companion Life Insurance Company and Mutual of Omaha Life Insurance Company, as amended by Amendment No. 1 to Note Agreements dated June 30, 1997, as amended by Amendment No. 2 to Note Agreements dated September 1, 2000, as amended by Amendment No. 3 to Note Agreements dated as of October 9, 2001, as amended by Amendment No. 4 to Note Agreements dated as of September 5, 2002, as amended by Amendment No. 5 to Note Agreements dated as of May 5, 2004, and as amended by that certain Amendment No. 6 to Note Agreements dated as of February 27, 2006, Cabela’s has agreed to restrictions on granting Liens on the assets of Cabela’s and its Restricted Subsidiaries.

     2. As part of an agreement to issue $5,000,000.00 in Sales Tax Bonds (the “Bonds”) from the City of Mitchell, South Dakota, a South Dakota municipality (“Mitchell”), Cabela’s Retail, Inc. (“CRI”) entered into an Operating Agreement dated November 1, 1999, with Mitchell and The City of Mitchell Public Museum Board whereby CRI agreed to pay Mitchell a “Shortfall Fee” in an amount equal to the difference between (i) the annual debt service on the Bonds, and (ii) the actual sales tax collections attributable to CRI’s retail center in Mitchell, South Dakota. In addition, CRI is obligated to make payment to the City in such amounts and at such times as necessary to enable the City to prepay the second lien bonds to reduce the outstanding principal amount of the second lien bonds to $4,000,000 if the City determines that it needs extra sales tax bond borrowing capacity at any time prior to April 1, 2006. To the extent that future sales tax collections are greater than the annual debt service requirement, the Agreement provides that one-half of the excess will be available to reimburse CRI for previous Shortfall Fees. To secure CRI’s performance of its obligations, CRI entered into an Assignment and Pledge of Second Lien and Sales Tax Bonds dated May 10, 2000 pursuant to which the bonds were pledged to a Trustee. One or more of the agreements contain a restriction against granting liens on the collateral covered thereby.

5.15-24

     3. The Specific Venture Agreement dated November 2, 2001, between Cabela’s Retail, Inc. (“CRI”) and the Unified Government of Wyandotte County/Kansas City Kansas, as amended by that certain First Amendment to Specific Venture Agreement dated May 25, 2004, Second Amendment to Specific Venture Agreement dated May 25, 2004, and Third Amendment to Specific Venture Agreement dated July 1, 2005, in connection with the development of the Kansas City retail store which includes a covenant whereby certain real estate adjacent to the retail store will have to be conveyed back to the Unified Government if not developed by a certain date. The Specific Venture Agreement also provides that the Unified Government shall have the option to purchase the Kansas City retail store in the event of certain fundamental breaches by Cabela’s Retail, Inc. and contains a restriction against mortgaging the store property without the prior consent of the Unified Government.

     4. Under the Development Agreement dated November 19, 2003, by and among CRI, the State of West Virginia, the County Commission of Ohio County, West Virginia (the “County”) and the Ohio County Development Authority (the “Authority”), as amended by that certain First Amendment to Development Agreement dated January 10, 2005, the Authority had an option to purchase approximately 15 acres of real estate from CRI for $1.00 if the Authority and County refinanced or otherwise replaced certain Bonds purchased by Cabela’s, whereby the proceeds from said refinancing or replacement would be used to pay off the Cabela’s Bonds in full; provided, however, the Authority’s option to purchase the real estate for $1.00 was supposed to expire on January 10, 2006 if the Cabela’s Bonds were not paid off in full by said date. Cabela’s, the County and the Authority entered into that certain First Supplemental and Amendatory Bond Trust Indenture (Series 2005C and Series 2005D) dated as of December 1, 2005, whereby Cabela’s deeded the 15 acres to the County and the Authority has until June 30, 2007, to redeem all of the Cabela’s Bonds. In the event that all of the Cabela’s Bonds are redeemed prior to July 1, 2007, then Cabela’s shall be deemed to have been paid in full on $3,000,000 of the Series 2005D Bonds. In the event that all of the Cabela’s Bonds are not redeemed prior to July 1, 2007, then the Authority shall be required to also redeem the $3,000,000 of Series 2005D Bonds in accordance with their natural term. Under a Lease Agreement dated February 5, 2004 between the Ohio County Development Authority and Cabela’s Wholesale, Inc., Cabela’s is obligated to relinquish rights to 21.56 acres of undeveloped and/or unused real property if it is not developed by January 1, 2008. Currently, Cabela’s is in the process of expanding its distribution center on said 21.56 acres. Accordingly, effective as of July 1, 2006, the Ohio County Development Authority and Cabela’s Wholesale, Inc. entered into an Amended and Restated Lease Agreement with Option to Purchase whereby Cabela’s obligation to relinquish rights to the 21.56 acres shall no longer be in effect.

     5. Cabela’s Incorporated has agreed to convey certain industrial tracts in Prairie du Chien, Wisconsin to the City if Cabela’s and the City fail to agree on a development concept for such lots by December 31, 2004. The City verbally extended this deadline for an indeterminate period of time in order to further entertain proposals from Cabela’s with respect to these tracts. To date, the City and Cabela’s have not resolved negotiations with respect to these tracts.

5.15-25

     6. Under the Note Purchase Agreement dated as of September 5, 2002, as amended, between certain of the Borrowers and Jackson National Life Insurance Company, Jackson National Life Insurance Company of New York, the Prudential Assurance Company Limited, First Sun-America Life Insurance Company, AIG SunAmerica Life Assurance Company, General Electric Capital Assurance Company, GELife and Annuity Assurance Company, Teachers Insurance and Annuity Association of America, TIAA-CREF Life Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Provident Mutual Life Insurance Company, Pacific Life Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, Mass Mutual Asia Limited and Principal Life Insurance Company, the Borrowers have agreed to restrictions on granting Liens on the property or assets of the Borrowers and any “Restricted Subsidiary.”

     7. Under the Agreement and Right of First Refusal dated as of October 8, 2004, by and between Traverse Mountain Commercial Investments, LLC, a Utah limited liability company (“Traverse”) and CRI, Traverse has a right of first refusal for seven and one-half (7.5) years from October 8, 2004 on approximately forty (40) acres (“Property”) owned by CRI in the event that CRI ever sells, exchanges or otherwise transfers any portion of the Property. Additionally, under the Traverse Mountain Commercial Investments, LLC Real Estate Option Agreement dated October 8, 2004, by and between Traverse and CRI, Traverse has the option to purchase the Property from CRI in the event that CRI fails to construct a retail store by October 8, 2006 or fails to keep a Cabela’s retail store open for any ninety (90) consecutive days from October 8, 2007 until seven and one-half (7.5) years after October 8, 2004.

     8. Under the Real Estate Purchase and Sale Agreement dated July 6, 2004, as amended by that certain Amendment No. 1 to Real Estate Purchase and Sale Agreement dated December 1, 2004, by and between CRI and Coor’s Brewing Company, a Colorado corporation (“Coors”), Coors has certain rights to repurchase certain portions of the approximately eighty (80) acres that CRI purchased from Coors in the event that CRI has not maintained a Cabela’s retail store open for business under certain conditions for (i) five (5) years after the Completion Date of the retail store and (ii) ten (10) years after the Completion Date of the retail store, all in accordance with Section 8.12 of said Agreement.

     9. Under the Contract of Sale dated March 26, 2004, as amended by that certain First Amendment to Contract for Sale dated June 10, 2004, by and between Cabela’s Retail TX, L.P. (“Cabela’s”) and AIL Investment L.P., a Texas limited partnership (“AIL”), and in accordance with Exhibit “D” to that certain Special Warranty Deed given by AIL to Cabela’s on June 10, 2004, AIL retains certain rights to purchase approximately fifty (50) acres of land from Cabela’s for a period of ten (10) years after recording of the Deed in the event that Cabela’s ever receives a bona fide offer to sell said property.

     10. Pursuant to the Real Estate Purchase between CRI and Citation Land Company, LLC, doing business in Arizona as Zanjero Boulevard Land Company, LLC, dated July 28, 2005, Citation retained an exclusive option to repurchase an out-parcel containing approximately 1.6 acres for a period of eighteen (18) months from the closing of the sale to CRI. The repurchase option expires March 10, 2007.

5.15-26

G. OTHER EXISTING DEBT

AMOUNT AT BOOK VALUE
OBLIGATION:	AS OF 12/31/05:

Notes Payable – MOO	$5,686,363

Notes Payable – SPP Capital	$100,000,000

Bond Payable – SHQ	$1,007,911.73

Lincoln Econ Development Loans	$176,027

Assessment Payable – Owatonna	$1,347,708

Bond Payable – PDC 1996	$2,445,000

Bond Payable – PDC 1997	$540,000

Notes Payable – Employee	$14,773

Capital Lease – Wheeling, WV	$8,494,677.33

5.15-27

[FORM OF NOTE]

CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.,
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
VAN DYKE SUPPLY COMPANY, INC.
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
CABELA’S TROPHY PROPERTIES, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL TX, L.P.
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC

5.99% Senior Note, Series 2006-A, due February 27, 2016

No. [_________]	[Date]
$[____________]	PPN 12681# AA 5

     FOR VALUE RECEIVED, the undersigned, CABELA’S INCORPORATED (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, and the subsidiaries of the Company consisting of (i) Cabela’s Catalog, Inc., (ii) Cabela’s Retail, Inc., (iii) Cabela’s Outdoor Adventures, Inc., (iv) Cabelas.com, Inc., (v) Cabela’s Wholesale, Inc., (vi) Cabela’s Ventures, Inc., (vii) Wild Wings, LLC, (viii) Cabela’s Lodging, LLC, (ix) Van Dyke Supply Company, Inc., (x) Cabela’s Marketing and Brand Management, Inc., (xi) Cabela’s Retail LA, LLC, (xii) Cabela’s Trophy Properties, LLC, (xiii) Original Creations, LLC, (xiv) Cabela’s Retail TX, L.P., (xv) Cabela’s Retail GP, LLC, (xvi) Legacy Tracing Company, (xvii) CRLP, LLC and (xviii) Cabela’s Retail MO, LLC (the Subsidiaries together with the Company being herein referred to collectively as the “Obligors”) hereby jointly and severally promise to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on February 27, 2016 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.99% per annum from the date hereof, payable semiannually, on the 27th day of each February and August in each year, commencing with the February 27 or August 27 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.99% or (ii) 2.00% over the rate of interest publicly announced by US Bank, N.A. from time to time in Lincoln, Nebraska as its “base” or “prime” rate.

EXHIBIT 1
(to Note Purchase Agreement)

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at US Bank, N.A. or at such other place in the United States as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Series 2006-A Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to separate Note Purchase Agreements, dated as of February 27, 2006 (as from time to time amended, the “Note Purchase Agreements”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

     This Series 2006-A Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Series 2006-A Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Series 2006-A Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

E-1-2

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Nebraska excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

CABELA’S INCORPORATED

By
Name:
Title:

CABELA’S CATALOG, INC.

By
Name:
Title:

CABELA’S RETAIL, INC.

By
Name:
Title:

CABELA’S OUTDOOR ADVENTURES, INC.

By
Name:
Title:

E-1-3

CABELAS.COM, INC.

By
Name:
Title:

CABELA’S WHOLESALE, INC.

By
Name:
Title:

CABELA’S VENTURES, INC.

By
Name:
Title:

WILD WINGS, LLC

By
Name:
Title:

CABELA’S LODGING, LLC

By
Name:
Title:

E-1-4

VAN DYKE SUPPLY COMPANY, INC.

By
Name:
Title:

CABELA’S MARKETING AND BRAND
MANAGEMENT, INC.

By
Name:
Title:

CABELA’S RETAIL LA, LLC

By
Name:
Title:

CABELA’S TROPHY PROPERTIES, LLC

By
Name:
Title:

ORIGINAL CREATIONS, LLC

By
Name:
Title:

E-1-5

CABELA’S RETAIL TX, L.P.

By
Name:
Title:

CABELA’S RETAIL GP, LLC

By
Name:
Title:

LEGACY TRADING COMPANY

By
Name:
Title:

CRLP, LLC

By
Name:
Title:

CABELA’S RETAIL MO, LLC

By
Name:
Title:

E-1-6

DESCRIPTION OF OPINION OF SPECIAL COUNSEL
TO THE OBLIGORS

February 27, 2006

To Each of the Purchasers Listed
in Schedule A of those certain
Note Purchase Agreements
dated February 27, 2006,
from Cabela's Incorporated and
certain Subsidiaries

Re:	5.99% Senior Notes, Series A, due February 27, 2016 (the “Notes”)
Our File No. 5200-0123

Ladies and Gentlemen:

We have acted as counsel to Cabela’s Incorporated, a Delaware corporation, Cabela's Catalog, Inc., a Nebraska corporation, Cabela's Retail, Inc., a Nebraska corporation, Cabela's Outdoor Adventures, Inc., a Nebraska corporation, Cabelas.com, Inc., a Nebraska corporation, Cabela's Wholesale, Inc., a Nebraska corporation, Cabela's Ventures, Inc., a Nebraska corporation, Van Dyke Supply Company, Inc., a South Dakota corporation, Wild Wings, LLC, a Minnesota limited liability company, Cabela’s Lodging, LLC, a Nebraska limited liability company, Cabela’s Marketing and Brand Management, Inc., a Nebraska corporation, Cabela’s Retail LA, LLC, a Nebraska limited liability company, Cabela’s Trophy Properties, LLC, a Nebraska limited liability company, Original Creations, LLC, a Minnesota limited liability company, Cabela’s Retail TX, L.P., a Nebraska limited partnership, Cabela’s Retail GP, LLC, a Nebraska limited liability company, Legacy Trading Company, a South Dakota corporation, CRLP, LLC, a Nebraska limited liability company and Cabela’s Retail MO, LLC, a Nebraska limited liability company (said entities hereinafter collectively referred to as "Obligors") in connection with the negotiation, execution and delivery of those certain Note Purchase Agreements, dated as of February 27, 2006 (the “Note Agreements”), by and among Obligors and each of the purchasers listed on Schedule A to the Note Agreements. This letter (the “Opinion”) is furnished to you pursuant to Section 4.4(a) of the Note Agreements. All capitalized terms in this Opinion which are not otherwise defined in this Opinion shall have the same meanings ascribed to such terms in the Note Agreements.

     1. For purposes of this Opinion, we have reviewed such documents and made such other investigation as we have deemed appropriate. Our review included, without limitation, the following documents (the “Opinion Documents”):

          a. Note Agreements;

          b. Notes; and

          c. Form of Joinder Agreement.

EXHIBIT 4.4(a)
(to Note Purchase Agreement)

As to certain matters of fact material to the opinions expressed in this Opinion, we have relied on the representations made in the Opinion Documents and certificates of public officials and officers of the Obligors. We have not independently established the facts so relied on.

     2. Based upon the foregoing and subject to the other paragraphs of this Opinion, we express the following opinions:

     a. Each Obligor is a corporation or limited liability company or limited partnership (as appropriate) duly incorporated or organized and validly existing under the laws of the State in which it was formed and has all requisite power and authority to carry on its business as now conducted, to enter into the Opinion Documents and to perform all of its obligations under each and all of the foregoing.

     b. Each Obligor is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     c. Each of the Opinion Documents has been duly authorized by all necessary corporate or limited liability company or limited partnership action on the part of the Obligors which are parties thereto, has been duly executed and delivered by said Obligors and constitutes the legal, valid and binding contract of said Obligors enforceable in accordance with its terms.

     d. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Opinion Documents.

     e. Except as otherwise provided below, the issuance and sale of the Notes and the execution, delivery and performance by the Obligors of the Note Agreements do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Obligors pursuant to the provisions of their respective (i) Articles/Certificate of Incorporation and Bylaws, (ii) Articles of Organization and Operating Agreements or (iii) Certificate of Limited Partnership and Limited Partnership Agreements, or, to our knowledge, any agreement or other instrument in which any of the Obligors are a party or by which any of the Obligors may be bound. We advise that (i) the Second Amended and Restated Credit Agreement dated July 15, 2005, by and among certain Obligors and U.S. Bank, National Association, and the other banks a party thereto from time to time, (ii) the Note Agreements dated September 5, 2002 (the “2002 Note Agreements”), from certain Obligors to each of the purchasers listed on Schedule A to the 2002 Note Agreements, as amended by that certain First Amendment Agreement dated as of October 31, 2005, and as amended by that certain Second Amendment Agreement dated as of February 27, 2006, and (iii) the Note Agreements dated January 1, 1995 (the “1995 Note Agreements”), from certain Obligors to United of Omaha Life Insurance Company, Companion Life Insurance Company and Mutual of Omaha Insurance Company, as amended by that certain Amendment No. 1 to 1995 Note Agreements dated as of June 30, 1997, as amended by that certain Amendment No. 2 to 1995 Note Agreements dated as of September 1, 2000, as amended by that certain Amendment No. 3 to 1995 Note Agreements dated as of October 9, 2001, as amended by that certain Amendment No. 4 to 1995 Note Agreements dated as of September 5, 2002, as amended by that certain Amendment No. 5 to 1995 Note Agreements dated as of May 5, 2004, and as amended by that certain Amendment No. 6 to 1995 Note Agreements dated as of February 27, 2006, contain covenants respecting leverage, interest coverage and fixed charge coverage, none of which covenants prohibit the issuance of the Notes. We express no opinion as to whether the execution, delivery and performance of the Note Agreements and the funding of the Notes will cause or constitute a default under any such provisions as a result of exceeding financial ratios.

E-4.4(a)-2

     f. To our knowledge, there is no litigation pending, threatened against or affecting the Obligors or any Subsidiary, at law or in equity, which could reasonably be expected to materially adversely effect, individually or in the aggregate, the properties, business, prospects, profits or condition (financial or otherwise) of the Obligors or their Subsidiaries or which could impair the ability of the Obligors to carry on their respective businesses as now conducted or impair the ability of the Obligors to comply with the provisions of and perform their respective obligations under the Opinion Documents.

     g. Neither the issuance of the Notes, nor the use of the proceeds of the sale of the Notes, will violate or conflict with Regulations T, U or X of the Board of Governors of the Federal Reserve System of the United States of America.

     h. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Agreements does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

The opinions expressed in this Opinion are based solely upon and limited to the federal law of the United States, the Delaware General Corporation Law and the law of the State of Nebraska.

We neither express nor imply any opinion as to the enforceability of any provision in any of the Opinion Documents that provide for the payment of attorneys’ fees by the Obligors or any Subsidiary.

We neither express nor imply any opinion as to the effect on the Obligors of litigation or claims by taxing authorities or private parties relating to potential liabilities for sales, use or related taxes on the Obligors’ direct marketing business.

This Opinion is rendered solely to you in connection with the Opinion Documents. You may not rely upon this Opinion for any other purpose. Without our prior written consent, this Opinion may not be relied upon by any other person or entity for any purpose except that subsequent institutional transferees may rely upon this opinion, but only as of the date of original delivery hereof.

Sincerely,

[See Attached]

E-4.4(a)-3

E-4.4(b)-1

DESCRIPTION OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

February 27, 2006

To the purchasers listed on Schedule A to the
  Note Purchase Agreements (defined below)

Re:	$215,000,000
5.99% Senior Notes, Series 2006-A, due February 27, 2016
of
CABELA’S INCORPORATED, et al.

Ladies and Gentlemen:

     We have acted as your special counsel in connection with your separate purchases on the date hereof of $215,000,000 aggregate principal amount of 5.99% Senior Notes, Series 2006-A, due February 27, 2016 (the “Notes”), of (i) Cabela’s Incorporated, a Delaware corporation (the “Company”), (ii) Cabela’s Catalog, Inc., (iii) Cabela’s Retail, Inc., (iv) Cabela’s Outdoor Adventures, Inc., (v) Cabelas.com, Inc., (vi) Cabela’s Wholesale, Inc., (vii) Cabela’s Ventures, Inc., (viii) Van Dyke Supply Company, Inc., (ix) Wild Wings, LLC, (x) Cabela’s Lodging, LLC, (xi) Cabela’s Marketing and Brand Management, Inc., (xii) Cabela’s Retail LA, LLC, (xiii) Cabela’s Trophy Properties, LLC, (xiv) Original Creations, LLC, (xv) Cabela’s Retail TX, (xvi) Cabela’s Retail GP, LLC, (xvii) Legacy Trading Company, (xviii) CRLP, LLC and (xix) Cabela’s Retail MO, LLC (collectively, the “Obligors”) pursuant to the separate Note Purchase Agreements each dated as of February 27, 2006 (the “Note Purchase Agreements”) among the Obligors and each of you.

     In that connection, we have examined the following:

     (a) The Note Purchase Agreements;

     (b) The Notes delivered on the date hereof;

     (c) certificates of officers of the Company, dated the date hereof, with respect to the matters set forth therein delivered to you pursuant to Section 4.3 of the Note Purchase Agreements;

E-4.4(b)-2
     (d) originals, or copies certified or otherwise identified to our satisfaction, of (a) a Secretary’s Certificate of the Company dated as of February 27, 2006 (the “Secretary’s Certificate”) which was executed by Reed Gilmore and which certified and attached (i) an Amended and Restated Certificate of Incorporation of the Company certified by the Secretary of State of the State of Delaware on February 3, 2006 (the “Certificate of Incorporation”), (ii) Amended and Restated By-laws of the Company (the “Bylaws”) and (iii) resolutions adopted by the Board of Directors of the Company on December 15, 2006 authorizing the execution of the Note Purchase Agreements and the issuance of the Notes and (b) a certificate dated February 3, 2006 of the Secretary of State of the State of Delaware certifying that the Company is duly incorporated under the laws of the State of Delaware and is in good standing (the “Good Standing Certificate”);

     (e) a letter, dated January 31, 2006, addressed to the Company and us from SPP Capital Partners, LLC describing the manner of the offering of the Notes (the “Offeree Letter”); and

     (f) such matters of law as we have deemed necessary to give the opinions hereinafter expressed.

     The documents referred to in clauses (a) and (b) above are hereinafter referred to collectively as the “Financing Documents” and individually as a “Financing Document.”

     As to all matters of fact we have relied solely upon (a) the representations and warranties of the Company and you set forth in the Note Purchase Agreements, (b) the certificates of public officials and of the officers of the Company, and (c) the Offeree Letter, and have assumed, without independent inquiry, the accuracy of such representations, warranties and certificates, and of the Offeree Letter.

     Our opinion as to matters referred to in paragraph 1 below is based solely upon an examination of the Certificate of Incorporation of the Company, the By-laws of the Company and the Good Standing Certificate.

     We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document. Our opinion as to due authorization set forth in paragraphs 2 and 3 below is based solely upon an examination of the Secretary’s Certificate. In addition, we have relied, to the extent of the matters set forth therein, upon the Offeree Letter. We have also assumed that the execution, delivery and performance of the Financing Documents does not violate or result in any breach of any agreement to which the Company is subject or require any authorization, consent, approval, exemption or other action by, or notice to or filing with, any Governmental Authority (excluding the Federal laws of the United States) which has not been obtained.

E-4.4(b)-3

Based upon the foregoing, we are of the opinion that:

     1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreements and to issue the Notes.

     2. The Note Purchase Agreements have been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company.

     3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company.

     4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     Our opinion is limited to Delaware General Corporation Law and the Federal laws of the United States and we express no opinion on the laws of any other jurisdiction.

     This opinion is being furnished only to you in connection with the purchase of the Notes pursuant to the Note Purchase Agreements, and is not to be used, quoted, relied upon or otherwise referred to by any other person or for any other purposes without our prior written consent, except that this opinion may be reviewed, but not relied upon, by legal and regulatory authorities and may be relied upon as of the date hereof by subsequent holders of the Notes who are Institutional Investors and who have acquired the Notes in accordance with the terms of the Note Purchase Agreements as if such subsequent holders were original addressees hereon. This opinion is based on factual matters in existence as of the date hereof and laws and regulations in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should such factual matters change or should such laws or regulations be changed by legislative or regulatory action, judicial decision or otherwise.

Respectfully submitted,

NRMann:ALOlshansky

EXHIBIT 9.8(d)-1

JOINDER AGREEMENT

     THIS JOINDER AGREEMENT, dated as of [________], is made by [___________], a [______________] (the “New Obligor”) in favor of the holders (as defined in the Note Agreements) under the Note Agreements (as hereinafter defined).

RECITALS

     A. Cabela’s Incorporated, a Delaware corporation (the “Company”), Cabela’s Retail, Inc., a Nebraska corporation, Van Dyke Supply Company, Inc., a South Dakota corporation, Cabela’s Ventures, Inc., a Nebraska corporation, Cabela’s Outdoor Adventures, Inc., a Nebraska corporation, Cabela’s Catalog, Inc., a Nebraska corporation, Cabela’s Wholesale, Inc., a Nebraska corporation, Cabelas.com, Inc., a Nebraska corporation, Wild Wings, LLC, a Minnesota limited liability company, Cabela’s Lodging, LLC, a Nebraska limited liability company and Cabela’s Marketing and Brand Management, Inc., a Nebraska limited partnership, Cabela’s Retail LA, LLC, a Nebraska limited liability company, Cabela’s Trophy Properties, LLC, a Nebraska limited liability company, Original Creations, LLC, a Minnesota limited liability company, Cabela’s Retail TX, L.P., a Nebraska limited partnership, Cabela’s Retail GP, LLC, a Nebraska limited liability company, Legacy Trading Company, a South Dakota corporation, CRLP, LLC, a Nebraska limited liability company and Cabela’s Retail MO, LLC, a Nebraska limited liability company (collectively, the “Existing Obligors”) are parties to separate Note Purchase Agreements dated as of February 27, 2006 (as amended, the “Note Agreements”) with the holders.

     B. Without in any manner affecting the Existing Obligors’ joint and several liability under the Note Agreements, the New Obligor desires to become an obligor under the Note Agreements and the Notes.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein and in the Note Agreements, and other valuable consideration, the receipt of which is hereby acknowledged, each undersigned hereby consents and agrees as follows:

     1. Capitalized terms used herein but not otherwise defined, shall have the meanings ascribed to them in the Note Agreements.

     2. Without in any manner affecting the Existing Obligors’ joint and several liability under the Note Agreements, the New Obligor hereby assumes and agrees to perform all of the terms, restrictions, obligations and conditions of an “Obligor” under the Note Agreements and the Notes, and, by execution of this Joinder Agreement, is hereby designated an “Obligor” for purposes of, and agrees to be bound by, each and all terms of the Note Agreements and the Notes. Without limiting the generality of the forgoing, the New Obligor hereby (a) expressly agrees that it is jointly and severally liable for and assumes all obligations under the Note Agreements, the Notes and all other related documents to which any Existing Obligor is a party, and (b) agrees to perform for the holders’ benefit and be bound by the terms and covenants of the Note Agreements, the Notes and all other related documents to which any Existing Obligor is a party.

EXHIBIT 9.8(d)-2

     3. The New Obligor represents to the holders that:

     (a) It is a [corporation or limited liability company] duly [incorporated or formed] and validly existing and in good standing under the laws of the jurisdiction of its [incorporation or formation] and has all requisite [corporate or limited liability company] power and authority to carry on its business as now conducted, to execute and deliver, and to perform its obligations under, this Joinder Agreement, the Note Agreements, the Notes and any other related documents.

     (b) It holds all certificates of authority, licenses and permits necessary to carry on its business as presently conducted in each jurisdiction in which it is carrying on such business, except where the failure to hold such certificates, licenses or permits could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect, and is duly qualified and in good standing as a foreign corporation or other legal entity in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary and the failure so to qualify would permanently preclude it from enforcing its rights with respect to any assets or be expected to have a Material Adverse Effect.

     (c) The execution, delivery and performance by it of this Joinder Agreement, the Note Agreements, the Notes and any related documents have been duly authorized by all necessary [corporate or limited liability company] action by the New Obligor, and constitutes the legal, valid and binding obligations of such New Obligor, enforceable against such New Obligor in accordance with its respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

     (d) The execution, delivery and performance by the New Obligor of this Joinder Agreement, the Note Agreement, the Notes and any related documents will not (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the New Obligor, (b) violate or contravene any provision of the Certificate of [Incorporation or Formation] or [bylaws or operating agreement] of the New Obligor, or (c) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the New Obligor is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. The New Obligor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could be expected to have a Material Adverse Effect.

EXHIBIT 9.8(d)-3

     (e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the New Obligor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Joinder Agreement, the Note Agreements, the Notes or any related documents.

     (f) The New Obligor expects to derive benefits from the Note Agreements. The holders may rely conclusively on the continuing warranty, hereby made, that such New Obligor continues to be benefited by the holders contribution of funds under the Note Agreements to the Obligors and the holders shall not have a duty to inquire into or confirm the receipt of any such benefits, and this Joinder Agreement, the Note Agreements, the Notes and any other related documents to which it is a party shall be effective and enforceable by the holder of Notes without regard to the receipt, nature or value of any such benefits.

     4. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS JOINDER AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEBRASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. Whenever possible, each provision of this Joinder Agreement and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Joinder Agreement or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Joinder Agreement or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

     5. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT.

     6. Counterparts. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart.

EXHIBIT 9.8(d)-4

     7. New Obligor Acknowledgements. The New Obligor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Joinder Agreement, and (b) such New Obligor shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, such New Obligor by the holders is for the protection of the Noteholder and neither such New Obligor nor any third party is entitled to rely thereon.

[The next page is the signature page.]

EXHIBIT 9.8(d)-5

     IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed as of the date and year first above written.

[NEW OBLIGOR]

By:
Name:
Title:

REAFFIRMATION

     Each of the undersigned consents to the terms of this Joinder Agreement and reaffirms, ratifies and confirms (i) in all respects each and every obligation and covenant made by it in the Note Agreements executed by each of the undersigned in favor of the Holders and that the Note Agreements remain the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with their terms.

[EXISTING OBLIGORS]

By:
Name:
Title:

CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
VAN DYKE SUPPLY COMPANY, INC.
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
CABELA’S TROPHY PROPERTIES, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL TX, L.P.
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC

[ADD NAMES OF ANY ADDITIONAL OBLIGORS]

and

_________________

[NUMBER] SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of _________________

Re: $____________ _____% Series __ Senior Notes
DUE _________________

EXHIBIT S
(to Note Purchase Agreement)

CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
VAN DYKE SUPPLY COMPANY, INC.
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
CABELA’S TROPHY PROPERTIES, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL TX, L.P.
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC

[ADD NAMES OF ANY ADDITIONAL OBLIGORS]

_______________________

Dated as of
____________________, ____

To the Purchaser(s) named in
Schedule A hereto

Ladies and Gentlemen:

     This [Number] Supplement to Note Purchase Agreement (the “Supplement”) is among CABELA’S INCORPORATED, a Delaware corporation (the “Company”), CABELA’S CATALOG, INC., a Nebraska corporation (“Catalog”), CABELA’S RETAIL, INC., a Nebraska corporation (“Retail”), CABELA’S OUTDOOR ADVENTURES, INC., a Nebraska corporation (“Adventures”), CABELAS.COM, INC., a Nebraska corporation (“Cabelas.com”), CABELA’S WHOLESALE, INC., a Nebraska corporation (“Wholesale”), CABELA’S VENTURES, INC., a Nebraska corporation (“Ventures”), WILD WINGS, LLC, a Minnesota limited liability company (“Wild Wings”), CABELA’S LODGING, LLC, a Nebraska limited liability company (“Lodging”), VAN DYKE SUPPLY COMPANY, INC., a South Dakota corporation (“Van Dyke”), CABELA’S MARKETING AND BRAND MANAGEMENT, INC., a Nebraska corporation (“Marketing”), CABELA’S RETAIL LA, LLC, a Nebraska limited liability company (“Retail LA”), CABELA’S TROPHY PROPERTIES, LLC, a Nebraska limited liability company (“Trophy”), (xiii) ORIGINAL CREATIONS, LLC, a Minnesota limited liability company (“Creations”), (xiv) CABELA’S RETAIL TX, L.P., a Nebraska limited partnership (“Retail TX”), (xv) CABELA’S RETAIL GP, LLC, a Nebraska limited liability company(“Retail GP”), (xvi) LEGACY TRADING COMPANY, a South Dakota corporation (“Legacy”), (xvii) CRLP, LLC, a Nebraska limited liability company (“CRLP”), and (xviii) Cabela’s Retail MO, LLC, a Nebraska limited liability company (“Retail MO”, and, together with the Company, Catalog, Retail, Adventures, Cabelas.com, Wholesale, Ventures, Wild Wings, Lodging, Van Dyke, Marketing, Retail LA, Trophy, Creations, Retail TX, Retail GP, Legacy and CRLP are individually referred to as an “Obligor” and collectively as the “Obligors”) [Add any additional Obligors] and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

     Reference is hereby made to the Note Purchase Agreements dated as of February 27, 2006 (the “Note Purchase Agreements”) among the Obligors and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.13 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Obligors and each Additional Purchaser shall execute and deliver a Supplement.

     Each Obligor hereby jointly and severally agrees with the Purchaser(s) as follows:

     1. Each Obligor has authorized the issue and sale of $__________aggregate principal amount of its _____% Series ___ Senior Notes due _________, ____ (the “Series ___ Notes”). The Series ___ Notes, together with the Series 2006-A Notes initially issued pursuant to the Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series ___ Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Obligors.

     2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Obligors agree to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Obligors, Series __ Notes in the principal amount set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

     3. The sale and purchase of the Series __ Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 A.M. Chicago time, at a closing (the “Closing”) on ______, ____ or on such other Business Day thereafter on or prior to _______, ____ as may be agreed upon by the Company and the Purchasers. At the Closing, the Obligors will deliver to each Purchaser the Series __ Notes to be purchased by such Purchaser in the form of a single Series __ Note (or such greater number of Series __ Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [_______________________] at ____________Bank, [Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information]. If, at the Closing, the Obligors shall fail to tender such Series __ Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

     4. The obligation of each Purchaser to purchase and pay for the Series __ Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series __ Notes to be purchased at the Closing, and to the following additional conditions:

     (a) Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Obligors set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Obligors shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

     (b) Contemporaneously with the Closing, the Obligors shall sell to each Purchaser, and each Purchaser shall purchase, the Series __ Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

     5. [Here insert special provisions for Series __ Notes including prepayment provisions applicable to Series __ Notes (including Make-Whole Amount) and closing conditions applicable to Series ___ Notes].

     6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series __ Notes by such Purchaser.

     7. The Obligors and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

     The execution hereof shall constitute a contract between the Obligors and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

CABELA’S INCORPORATED

By
Name:
Title:

CABELA’S CATALOG, INC.

By
Name:
Title:

CABELA’S RETAIL, INC.

By
Name:
Title:

CABELA’S OUTDOOR ADVENTURES, INC.

By
Name:
Title:

CABELAS.COM, INC.

By
Name:
Title:

CABELA’S WHOLESALE, INC.

By
Name:
Title:

CABELA’S VENTURES, INC.

By
Name:
Title:

WILD WINGS, LLC

By
Name:
Title:

CABELA’S LODGING, LLC

By
Name:
Title:

VAN DYKE SUPPLY COMPANY, INC.

By
Name:
Title:

CABELA’S MARKETING AND BRAND
MANAGEMENT, INC.

By
Name:
Title:

CABELA’S RETAIL LA, LLC

By
Name:
Title:

CABELA’S TROPHY PROPERTIES, LLC

By
Name:
Title:

ORIGINAL CREATIONS, LLC

By
Name:
Title:

CABELA’S RETAIL TX, L.P.

By
Name:
Title:

CABELA’S RETAIL GP, LLC

By
Name:
Title:

LEGACY TRADING COMPANY

By
Name:
Title:

CRLP, LLC

By
Name:
Title:

CABELA’S RETAIL MO, LLC

By
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY
ADDITIONAL OBLIGORS]

Accepted as of __________, ____

[VARIATION]

By
Title:

INFORMATION RELATING TO PURCHASERS

PRINCIPAL AMOUNT
NAME AND ADDRESS	OF SERIES ____ NOTES
OF PURCHASER	TO BE PURCHASED

[NAME OF PURCHASER]	$

(1)	All payments by wire transfer of
immediately available funds to:

with sufficient information to identify the
source and application of such funds.

(2)	All notices of payments and written
confirmations of such wire transfers:

(3)	All other communications:

SCHEDULE A
(to Supplement)

SUPPLEMENTAL REPRESENTATIONS

     Each Obligor represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof with respect to the Series 2006-A Notes with the same force and effect as if each reference to “Series ____ Notes” set forth therein was modified to refer the “Series __ Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the _______Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

     Section 5.3. Disclosure. The Obligors, through their agents, __________________, have delivered to each Purchaser a copy of a Confidential Direct Placement Memorandum dated ______________ (the“Memorandum”), relating to the transactions contemplated by the ______ Supplement. The Note Purchase Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Obligors in connection with the transactions contemplated by the Note Purchase Agreement and the _______ Supplement and the financial statements listed in Schedule 5.5 to the _____ Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since ____________, there has been no change in the financial condition, operations, business, properties or prospects of the Obligors or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the ______ Supplement contains (except as noted therein) complete and correct lists of the Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Obligors and each other Subsidiary.

     Section 5.13. Private Offering by the Company. Neither the Obligors nor anyone acting on their behalf has offered the Series ___ Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [_] other Institutional Investors, each of which has been offered the Series __ Notes at a private sale for investment. Neither the Obligors nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     Section 5.14. Use of Proceeds; Margin Regulations. The Obligors will apply the proceeds of the sale of the Series __ Notes to ______________________________ and for general corporate or limited liability company purposes. No part of the proceeds from the sale of the Series __ Notes pursuant to the _____ Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 222), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Obligors in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

EXHIBIT A
(to Supplement)

     Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the _________ Supplement sets forth a complete and correct list of all outstanding Debt of the Obligors and the Subsidiaries as of _____________, since which date there has been no Material change in the amounts (except for the outstanding amounts owed to the Banks under the Credit Agreement, described in Schedule 5.15), interest rates, sinking funds, installment payments or maturities of the Debt of the Obligors or the Subsidiaries. No Obligor nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of any Obligor or such Subsidiary and no event or condition exists with respect to any Debt of any Obligor or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

[Add any additional Sections as appropriate at the time the Series ___ Notes are issued]

A-2
(to Supplement)

[FORM OF NOTE]

CABELA’S INCORPORATED
CABELA’S CATALOG, INC.
CABELA’S RETAIL, INC.
CABELA’S OUTDOOR ADVENTURES, INC.
CABELAS.COM, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WILD WINGS, LLC
CABELA’S LODGING, LLC
VAN DYKE SUPPLY COMPANY, INC.
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
CABELA’S TROPHY PROPERTIES, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL TX, L.P.
CABELA’S RETAIL GP, LLC
LEGACY TRADING COMPANY
CRLP, LLC
CABELA’S RETAIL MO, LLC

[ADD NAMES OF ANY ADDITIONAL OBLIGORS]

[_____]% SENIOR NOTE, SERIES [___] DUE [_____]

No. R[__]– [_____]	[Date]
$[____________]	PPN[____________]

     FOR VALUE RECEIVED, the undersigned, CABELA’S INCORPORATED (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, and the Subsidiaries of the Company consisting of (i) Cabela’s Catalog, Inc., (ii) Cabela’s Retail, Inc., (iii) Cabela’s Outdoor Adventures, Inc., (iv) Cabelas.com, Inc., (v) Cabela’s Wholesale, Inc., (vi) Cabela’s Ventures, Inc., (vii) Wild Wings, LLC, (viii) Cabela’s Lodging, LLC, (ix) Van Dyke Supply Company, Inc., (x) Cabela’s Marketing and Brand Management, Inc., (xi) Cabela’s Retail LA, LLC, (xii) Cabela’s Trophy Properties, LLC, (xiii) Original Creations, LLC, (xiv) Cabela’s Retail TX, L.P., (xv) Cabela’s Retail GP, LLC, (xvi) Legacy Trading Company, (xvii) CRLP, LLC and (xviii) Cabela’s Retail MO, LLC [add any additional Obligors] (the Subsidiaries together with the Company being herein referred to collectively as the “Obligors”) hereby jointly and severally promise to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on [____________, ____], with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [___]% per annum from the date hereof, payable [________], on the [_____] day of [_____] in each year, commencing with the [_____] next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Supplement referred to below), payable [________], as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [interest rate plus 2%] or (ii) 2% over the rate of interest publicly announced by [name of reference bank] from time to time in [city, state] as its “base” or “prime” rate.

EXHIBIT 1
(to Supplement)

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at [____] or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to that certain [Number] Supplement to Note Purchase Agreements, dated as of February 27, 2006 (as from time to time amended and supplemented, the “Supplement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements (as defined in the Supplement) and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements (as defined in the Supplement).

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

     [The Obligors will make required prepayments of principal on the dates and in the amounts specified in the Supplement. This Note is also subject to [optional] prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement, but not otherwise]. [This Note is not subject to prepayment].

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

E-1-2
(to Supplement)

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Nebraska excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

CABELA’S INCORPORATED

By
Name:
Title:

CABELA’S CATALOG, INC.

By
Name:
Title:

CABELA’S RETAIL, INC.

By
Name:
Title:

CABELA’S OUTDOOR ADVENTURES, INC.

By
Name:
Title:

E-1-3
(to Supplement)

CABELAS.COM, INC.

By
Name:
Title:

CABELA’S WHOLESALE, INC.

By
Name:
Title:

CABELA’S VENTURES, INC.

By
Name:
Title:

WILD WINGS, LLC

By
Name:
Title:

CABELA’S LODGING, LLC

By
Name:
Title:

E-1-4
(to Supplement)

VAN DYKE SUPPLY COMPANY, INC.

By
Name:
Title:

CABELA’S MARKETING AND BRAND
MANAGEMENT, INC.

By
Name:
Title:

CABELA’S RETAIL LA, LLC

By
Name:
Title:

CABELA’S TROPHY PROPERTIES, LLC

By
Name:
Title:

ORIGINAL CREATIONS, LLC

By
Name:
Title:

E-1-5
(to Supplement)

CABELA’S RETAIL TX, L.P.

By
Name:
Title:

CABELA’S RETAIL GP, LLC

By
Name:
Title:

LEGACY TRADING COMPANY

By
Name:
Title:

CRLP, LLC

By
Name:
Title:

CABELA’S RETAIL MO, LLC

By
Name:
Title:

[ADD SIGNATURE BLOCK FOR ANY ADDITIONAL
OBLIGORS]

E-1-6
(to Supplement)